CNI CHARTER FUND(SM) [LOGO](R)
                                [GRAPHIC OMITTED]

                        PROSPECTUS DATED JANUARY 31, 2008

Institutional Class

--------------------------------------------------------------------------------

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fundx

CNI CHARTER FUNDS(SM) [LOGO](R)

PROSPECTUS DATED JANUARY 31, 2008

Institutional Class

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fund



INVESTMENT MANAGER:

City National Asset Management, Inc.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents

THE FUNDS

   Prime Money Market Fund
      (the "Prime Money Fund") ............................................    1

   Government Money Market Fund
      (the "Government Money Fund") .......................................    4

   California Tax Exempt Money Market Fund
      (the "California Money Fund") .......................................    7

MANAGEMENT OF THE FUNDS ...................................................   10

HOW TO BUY, SELL AND EXCHANGE SHARES ......................................   12

DIVIDENDS AND TAXES .......................................................   16

FINANCIAL HIGHLIGHTS ......................................................   17

IMPORTANT TERMS TO KNOW ...................................................   19

PRIVACY PRINCIPLES ........................................................   20

FOR MORE INFORMATION ..............................................   back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.


This Prospectus offers Institutional Class shares of the Prime Money Fund, the Government Money Fund and the California Money Fund (each a "Fund" and together, the "Funds" or the "Money Funds") series of CNI Charter Funds. Only financial institutions and financial intermediaries may purchase Institutional Class shares for their own accounts or on behalf of their customers. The Funds also offer Class A and Class S shares which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.

prime money fund

OUR GOAL

The Prime Money Fund is a money market fund that seeks to provide current income through low-risk investments. Also, the Prime Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goal of the Prime Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase liquid, high quality, short-term debt securities in the form of U.S. dollar denominated money market instruments. The securities held by the Prime Money Fund must, in our opinion, present minimal credit risk. The Prime Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The Prime Money Fund's principal investments are as follows:

o     Commercial paper and short-term corporate obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government;

o     Repurchase agreements involving these obligations; and

o Shares of investment companies that invest exclusively in the same types of securities as the Prime Money Fund.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Prime Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE PRIME MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. Here are the principal risks to consider:

NO GUARANTEES - An investment in the Prime Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the Prime Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Prime Money Fund. An investment in the Prime Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Prime Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Prime Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS - The securities in which the Prime Money Fund invests, and the strategies described in this Prospectus, are those that the Prime Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Prime Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Prime Money Fund's investment goal.


                           CNI CHARTER FUNDS | PAGE 1

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GOVERNMENT-SPONSORED ENTITIES RISK - Although the Prime Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Prime Money Fund for the indicated periods. Of course, the Prime Money Fund's past performance (before and after taxes) does not necessarily indicate how the Prime Money Fund will perform in the future.

This bar chart shows the performance of the Prime Money Fund's Institutional Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

         1999   2000   2001   2002   2003   2004   2005   2006   2007
        ---------------------------------------------------------------
         4.67%  5.94%  3.54%  1.16%  0.56%  0.79%  2.64%  4.52%  4.73%

                   Best Quarter                Worst Quarter
                      1.53%                        0.12%
                    (Q3 2000)                    (Q4 2003)


This table shows the Prime Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                                Since Inception
                                        One Year   Five Years      (3/23/98)
--------------------------------------------------------------------------------
Prime Money Fund                          4.73%       2.63%          3.31%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Prime Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 2

FEES AND EXPENSES OF THE PRIME MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Prime Money Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Prime Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee(1)                                                          0.25%
Other Expenses
      Shareholder Servicing Fee                                     0.25%
      Other Fund Expenses(2)                                        0.10%
Total Other Expenses                                                       0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)(3)                                 0.60%

(1) The "Management Fee" is an annual fee, payable monthly out of the Prime Money Fund's net assets.
(2) The Fund's transfer agent voluntarily waived fees equal to 0.01% in transfer agency fees for the fiscal year ending September 30, 2007. This waiver continues in effect as of the date of this prospectus but may be terminated at any time.
(3) THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE PRIME MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.63%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Prime Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Prime Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Institutional Class shares of the Prime Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Prime Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                 3 Years                 5 Years                  10 Years
--------------------------------------------------------------------------------
  $61                    $192                    $335                     $750
--------------------------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 3
government money fund

OUR GOALS

The Government Money Fund is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goals of the Government Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term U.S. Government bonds and notes. We will invest at least 80% of our assets in U.S. Government securities such as U.S. Treasury obligations, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government. The securities held by the Government Money Fund must, in our opinion, present minimal credit risk. The Government Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Using a top-down strategy and bottom-up security selection, we seek securities with an acceptable maturity that are marketable and liquid and offer competitive yields. We also consider factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Government Money Fund as a whole.

TYPES OF SECURITIES

The Government Money Fund invests primarily in money market instruments including:

o     U.S. Treasury Obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and

o     Repurchase agreements involving these obligations.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Government Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

NO GUARANTEES - An investment in the Government Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the Government Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Government Money Fund. An investment in the Government Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Government Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Government Money Fund's yield will typically rise, but not as quickly as market rates.


                           CNI CHARTER FUNDS | PAGE 4

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS - The securities in which the Government Money Fund invests, and the strategies described in this Prospectus, are those that the Government Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Government Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Government Money Fund's investment goals.

GOVERNMENT-SPONSORED ENTITIES RISK - Although the Government Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Government Money Fund for the indicated periods. Of course, the Government Money Fund's past performance (before and after taxes) does not necessarily indicate how the Government Money Fund will perform in the future.

This bar chart shows the performance of the Government Money Fund's Institutional Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              2001    2002    2003    2004    2005    2006    2007
              -----------------------------------------------------
              3.63%   1.15%   0.57%   0.79%   2.56%   4.45%   4.61%

                   Best Quarter                Worst Quarter
                       1.33%                       0.12%
                    (Q1 2001)                    (Q1 2004)


This table shows the Government Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                                Since Inception
                                        One Year   Five Years       (4/3/00)
--------------------------------------------------------------------------------
Government Money Fund                     4.61%       2.58%          2.86%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Government Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 5

FEES AND EXPENSES OF THE GOVERNMENT MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Government Money Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Government Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee(1)                                                          0.26%
Other Expenses
      Shareholder Servicing Fee                                     0.25%
      Other Fund Expenses(2)                                        0.10%
Total Other Expenses                                                       0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)(3)                                 0.61%

(1) The "Management Fee" is an annual fee, payable monthly out of the Government Money Fund's net assets.
(2) The Fund's transfer agent voluntarily waived fees equal to 0.01% in transfer agency fees for the fiscal year ending September 30, 2007. This waiver continues in effect as of the date of this prospectus but may be terminated at any time.
(3) THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE GOVERNMENT MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.63%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Government Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Institutional Class shares of the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1Year                 3 Years                 5 Years                  10 Years
--------------------------------------------------------------------------------
  $62                    $195                    $340                     $762
--------------------------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 6
california money fund

OUR GOALS

The California Money Fund is a tax exempt money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income that is exempt from federal, and to the extent possible, California state personal income tax. Also, the California Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goals of the California Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term California municipal money market securities issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the California municipal securities market. We invest at least 80% of the California Money Fund's net assets in municipal money market securities that pay interest that is expected to be exempt from federal and California state personal income tax and which is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). This means that up to 20% of the securities we may invest in may be subject to the AMT, although we do not currently intend to invest in such securities. The securities held by the California Money Fund must, in our opinion, present minimal credit risk. The California Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The California Money Fund invests primarily in money market instruments including:

o Securities that pay interest which is not a preference item for purposes of the AMT;

o Municipal obligations that pay interest which is expected to be exempt from California state personal income taxes; and

o High quality municipal bonds, notes and tax exempt commercial paper. High quality bonds are those rated within the two highest grades by nationally recognized statistical rating organizations such as Standard & Poor's Ratings Group and/or Moody's Investors Services, or equivalent quality for unrated securities.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the California Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE CALIFORNIA MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

NO GUARANTEES - An investment in the California Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the California Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the California Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

CALIFORNIA RISK FACTORS - The California Money Fund may be subject to greater risks than other tax exempt money market funds that are diversified across issuers located in a number of states. Because the California Money Fund concentrates its investments in California municipal securities, the


                           CNI CHARTER FUNDS | PAGE 7

California Money Fund is vulnerable to economic, political or other developments that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. These may include legislative and policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer. See the SAI for more detailed information regarding California developments.

TAXES - Although one of the California Money Fund's goals is to provide income exempt from federal and California state personal income taxes, some of its income may be subject to the AMT.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the California Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the California Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS - At the discretion of the investment manager, the California Money Fund may invest up to 100% of its assets in municipal obligations of issuers in states other than California or taxable money market securities for temporary liquidity or defensive purposes. Such a stance may help the California Money Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the California Money Fund may not achieve its investment goals.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the California Money Fund for the indicated periods. Of course, the California Money Fund's past performance (before and after taxes) does not necessarily indicate how the California Money Fund will perform in the future.

This bar chart shows the performance of the California Money Fund's Institutional Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

             2001    2002    2003    2004    2005    2006    2007
             -----------------------------------------------------
             1.97%   0.90%   0.53%   0.68%   1.79%   2.79%   2.96%


                   Best Quarter                Worst Quarter
                      0.77%                        0.09%
                    (Q2 2007)                    (Q3 2003)

This table shows the California Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                                Since Inception
                                        One Year   Five Years      (4/3/00)
--------------------------------------------------------------------------------
California Money Fund                     2.96%       1.74%          1.82%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the California Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 8

FEES AND EXPENSES OF THE CALIFORNIA MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the California Money Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the California Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee(1)                                                          0.27%
Other Expenses
      Shareholder Servicing Fee                                     0.25%
      Other Fund Expenses(2)                                        0.10%
Total Other Expenses                                                       0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)(3)                                 0.62%

(1) The "Management Fee" is an annual fee, payable monthly out of the California Money Fund's net assets.
(2) The Fund's transfer agent voluntarily waived fees equal to 0.01% in transfer agency fees for the fiscal year ending September 30, 2007. This waiver continues in effect as of the date of this prospectus but may be terminated at any time.
(3) THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE CALIFORNIA MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.55%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the California Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the California Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Institutional Class shares of the California Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                  3 Years                 5 Years                 10 Years
--------------------------------------------------------------------------------
 $63                     $199                    $346                     $774
--------------------------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 9
management of the funds

INVESTMENT MANAGER

City National Asset Management, Inc. ("CNAM") provides the Funds with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.


CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950s, with approximately $6.3 billion in assets under management as of December 31, 2007. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2007, CNB and its affiliates had approximately $59 billion in assets under administration, which includes $37.8 billion in assets under management.

CNAM received a fee for its investment management services at an annual rate of 0.25% of average annual net assets of the Prime Money Fund, 0.26% of average annual net assets of the Government Money Fund and 0.21% of average annual net assets of the California Money Fund for the fiscal year ended September 30, 2007. These fees reflect fee waivers or reimbursements of fees waived by CNAM in prior years.

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement with CNAM is available in the Funds' Annual Report for the most recent fiscal year ended September 30.


All investment decisions for the Money Funds are made by CNAM's Fixed Income Team of investment professionals, all of whom take an active part in the decision-making process.

SUB-ADVISORS

Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. Although CNAM does not currently intend to retain any sub-advisors, the Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC"). This order would permit CNAM, subject to certain conditions required by the SEC, to retain, terminate or replace a sub-advisor to any of the Funds with the approval of the Board of Trustees, but without obtaining shareholder approval. CNAM may not retain an affiliated sub-advisor without the approval of the shareholders of the applicable Fund. Shareholders will be notified of any change in any of the sub-advisors and be provided with information regarding any new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor the sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.


                           CNI CHARTER FUNDS | PAGE 10

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

SHAREHOLDER SERVICING FEES


The Funds are subject to a shareholder service plan that allows the Funds to pay fees to CNB and its affiliates for services provided to Institutional Class shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment. Shareholder servicing fees under that plan, as a percentage of average daily net assets, are 0.25% for Institutional Class shares of the Funds.



                           CNI CHARTER FUNDS | PAGE 11
how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares.

Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your Authorized Institution.


How and when we calculate each Fund's NAV determines the price at which you will buy or sell shares. NAV calculations are made once each day, usually at 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and at 2:00 p.m. Eastern time for the California Money Fund. Shares may be purchased or sold on any day that the NYSE and the Federal Reserve are open for business. The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed.

On any business day when the Bond Market Association (the "BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given on the next business day.

If your Authorized Institution receives your purchase, redemption or exchange order from you on a business day before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund, we will price your order at that day's NAV. If your Authorized Institution receives your order from you on a business day after these times, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Funds before the trading deadline.


HOW TO BUY SHARES


To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.


FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


                           CNI CHARTER FUNDS | PAGE 12

What this means to you: when you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.


In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill the Authorized Institution's legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.


Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in


                           CNI CHARTER FUNDS | PAGE 13
kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES


You may exchange Institutional Class shares of a Fund for Institutional Class shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees of CNI Charter Funds (the "Trust") has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the series of the Trust. The Trust discourages short-term or other excessive trading (such as market timing) into and out of the series of the Trust, except with respect to the Money Funds as discussed below, because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Trust does not accommodate frequent purchases and redemptions of shares of its series other than the Money Funds.

Money market funds are generally not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as bank sweep vehicles (as the Money Funds are used), which generally eliminates the potential for disruptive trading. However, a money market fund may be used in conjunction with an exchange with a non-money market fund in order to facilitate market timing activity in the non-money market fund. With respect to exchanges between a Money Fund and any other non-money market fund series of the Trust, frequent trading will be monitored in conjunction with the Trust's frequent trading procedures as described below.


The Trust reserves the right to reject or cancel (generally within one business day) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution. The Trust may exercise such right in the event it determines that a purchase or exchange order is disruptive to the portfolio management of the Money Funds or any other series of the Trust.


SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency), transfer agent to the Trust (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Trust's market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor


                           CNI CHARTER FUNDS | PAGE 14
for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.


Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Trust and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Trust receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Trust does attempt to review excessive trading at the omnibus level and works with each intermediary in enforcing the Trust's policies and procedures if suspicious activity is detected. In addition, the Trust's distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Trust or its service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Trust, who will review the activity and determine what action, if any, the Trust will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Trust or its service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

HOW WE CALCULATE NAV

NAV for one share of a class of a Fund is the value of that share's portion of the net assets (I.E., assets less liabilities) attributable to that class of that Fund. Shares of each Fund are priced at NAV, which is expected to remain constant at $1.00. We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. Securities are valued at amortized cost, which is expected to approximate market value. More details about how we calculate the NAV for each Fund are in the SAI.


PURCHASE AND ACCOUNT BALANCE MINIMUMS

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your Authorized Institution for more information.


                           CNI CHARTER FUNDS | PAGE 15
dividends and taxes

DIVIDENDS

We will declare dividends each day the NAV is calculated, pay dividends monthly, and pay net capital gains, if any, at least once a year. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

Your dividends begin to accrue on the day of purchase for shares bought before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund. Your dividends begin to accrue on the following day for shares purchased after these cut-off times. We will not credit you with dividends for shares on the day you sell them.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

The California Money Fund intends to continue paying what the Internal Revenue Code of 1986, as amended (the "Code"), calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in California municipal securities. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal and California state income tax, to the extent that it derives its net investment income from interest on municipal securities. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal securities, will be treated as ordinary income by the Code.

More information about taxes is contained in the SAI.


                           CNI CHARTER FUNDS | PAGE 16
financial highlights


The following financial highlights tables are intended to help you understand the Funds' financial performance. Information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' 2007 Annual Report (available upon request; see the back cover of this Prospectus). Information presented in the financial highlights is for an Institutional Class share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned on an Institutional Class investment in each Fund during the period (assuming reinvestment of all dividends and distributions).

                                                                       PRIME MONEY FUND

                                      Year ended       Year ended       Year ended       Year ended       Year ended
                                    Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                $    1.00        $    1.00        $    1.00        $    1.00        $    1.00
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                     0.047            0.041            0.021            0.006            0.007
----------------------------------------------------------------------------------------------------------------------
Total from Operations                     0.047            0.041            0.021            0.006            0.007
----------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                 (0.047)          (0.041)          (0.021)          (0.006)          (0.007)
----------------------------------------------------------------------------------------------------------------------
Total Dividends                          (0.047)          (0.041)          (0.021)          (0.006)          (0.007)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                      $    1.00        $    1.00        $    1.00        $    1.00        $    1.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              4.85%            4.17%            2.10%            0.58%            0.68%
Net Assets End of Period (000's)      $ 438,639        $ 388,171        $ 332,393        $ 367,209        $ 287,087
Ratio of Expenses to
   Average Net Assets(1)                   0.59%            0.59%            0.60%            0.63%            0.63%
Ratio of Net Investment Income
   to Average Net Assets                   4.74%            4.12%            2.05%            0.59%            0.68%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)          0.60%            0.60%            0.61%            0.63%            0.64%

----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Ratio includes waivers and previously waived advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 17

                                                                   GOVERNMENT MONEY FUND

                                       Year ended       Year ended       Year ended       Year ended       Year ended
                                     Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                 $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                     0.047            0.040            0.020            0.006            0.007
----------------------------------------------------------------------------------------------------------------------
Total from Operations                     0.047            0.040            0.020            0.006            0.007
----------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                 (0.047)          (0.040)          (0.020)          (0.006)          (0.007)
----------------------------------------------------------------------------------------------------------------------
Total Dividends                          (0.047)          (0.040)          (0.020)          (0.006)          (0.007)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                       $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              4.77%            4.08%            2.05%            0.57%            0.70%
Net Assets End of Period (000's)       $ 47,858         $ 52,782         $ 32,039         $ 43,608         $ 56,841
Ratio of Expenses to
   Average Net Assets(1)                   0.60%            0.60%            0.61%            0.63%            0.63%
Ratio of Net Investment Income
   to Average Net Assets                   4.67%            4.11%            1.97%            0.56%            0.68%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)          0.61%            0.61%            0.62%            0.64%            0.64%

----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Ratio includes waivers and previously waived advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                                                                   CALIFORNIA MONEY FUND

                                       Year ended       Year ended       Year ended       Year ended       Year ended
                                     Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                 $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                     0.030            0.026            0.015            0.005            0.006
----------------------------------------------------------------------------------------------------------------------
Total from Operations                     0.030            0.026            0.015            0.005            0.006
----------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                 (0.030)          (0.026)          (0.015)(1)       (0.005)          (0.006)
----------------------------------------------------------------------------------------------------------------------
Total Dividends                          (0.030)          (0.026)          (0.015)(1)       (0.005)          (0.006)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                       $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              3.01%            2.62%            1.51%            0.52%            0.62%
Net Assets End of Period (000's)       $ 89,237         $ 85,014         $ 73,211         $ 79,413         $ 87,820
Ratio of Expenses to
   Average Net Assets(2)                   0.55%            0.55%            0.55%            0.55%            0.55%
Ratio of Net Investment Income
   to Average Net Assets                   2.97%            2.60%            1.46%            0.51%            0.59%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)          0.62%            0.62%            0.63%            0.65%            0.65%

----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Includes a realized capital gain distribution of less than $0.001.
(2) Ratio includes waivers and previously waived advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 18
important terms to know

LIQUIDITY -- the ability to turn investments into cash.

QUALITY -- the credit rating given to a security by a nationally recognized statistical rating organization.

YIELD -- the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

EFFECTIVE YIELD -- the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.


                           CNI CHARTER FUNDS | PAGE 19
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at WWW.CNICHARTERFUNDS.COM. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                           CNI CHARTER FUNDS | PAGE 20

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please visit the Funds' website at www.cnicharterfunds.com or contact:

                        SEI Investments Distribution Co.
                        One Freedom Valley Drive
                        Oaks, Pennsylvania 19456
                        1-888-889-0799

To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your Authorized Institution). We will begin sending you individual copies thirty days after receiving your request.

Information about the Funds may be reviewed and copied:

o     at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o     on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-008-0700

                         CNI CHARTER FUNDS(SM) [LOGO](R)

                                [GRAPHIC OMITTED]

                        PROSPECTUS DATED JANUARY 31, 2008

Class N

--------------------------------------------------------------------------------

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fund

CNI CHARTER FUNDS(SM) [LOGO](R)

PROSPECTUS DATED JANUARY 31, 2008

Class N

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fund

INVESTMENT MANAGER:

City National Asset Management, Inc.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents

THE FUNDS

      Prime Money Market Fund
        (the "Prime Money Fund"). ........................................    1

      Government Money Market Fund
        (the "Government Money Fund") ....................................    4

      California Tax Exempt Money Market Fund
        (the "California Money Fund") ....................................    7

MANAGEMENT OF THE FUNDS. .................................................   10

HOW TO BUY, SELL AND EXCHANGE SHARES .....................................   12

DIVIDENDS AND TAXES. .....................................................   16

FINANCIAL HIGHLIGHTS .....................................................   17

IMPORTANT TERMS TO KNOW ..................................................   20

PRIVACY PRINCIPLES .......................................................   21

FOR MORE INFORMATION ............................................    back cover


More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.


This Prospectus offers Class N shares of the Prime Money Fund, the Government Money Fund and the California Money Fund (each a "Fund" and together, the "Funds" or the "Money Funds") series of CNI Charter Funds. Class N shares are intended for individual investors, partnerships, corporations and other accounts that have short-term investment needs. The Funds also offer Institutional Class and Class S shares which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.

prime money fund

OUR GOAL

The Prime Money Fund is a money market fund that seeks to provide current income through low-risk investments. Also, the Prime Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goal of the Prime Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase liquid, high quality, short-term debt securities in the form of U.S. dollar denominated money market instruments. The securities held by the Prime Money Fund must, in our opinion, present minimal credit risk. The Prime Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The Prime Money Fund's principal investments are as follows:

o     Commercial paper and short-term corporate obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government;

o     Repurchase agreements involving these obligations; and

o Shares of investment companies that invest exclusively in the same types of securities as the Prime Money Fund.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Prime Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE PRIME MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. Here are the principal risks to consider:

NO GUARANTEES - An investment in the Prime Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the Prime Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Prime Money Fund. An investment in the Prime Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Prime Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Prime Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS - The securities in which the Prime Money Fund invests, and the strategies described in this Prospectus, are those that the Prime Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Prime Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Prime Money Fund's investment goal.


                           CNI CHARTER FUNDS | PAGE 1

GOVERNMENT-SPONSORED ENTITIES RISK - Although the Prime Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S.
Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the Prime Money Fund for the indicated periods. Of course, the Prime Money Fund's past performance (before and after taxes) does not necessarily indicate how the Prime Money Fund will perform in the future.

This bar chart shows the performance of the Prime Money Fund's Class N shares based on a calendar year.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      2000     2001     2002     2003     2004    2005     2006     2007
      -------------------------------------------------------------------
      5.70%    3.31%    0.94%    0.34%    0.57%   2.42%    4.29%    4.51%

                      Best Quarter      Worst Quarter
                         1.47%             0.06%
                       (Q3 2000)         (Q4 2003)


This table shows the Prime Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                           Since Inception
                                   One Year    Five Years     (10/18/99)
       -------------------------------------------------------------------
       Prime Money
          Fund                       4.51%        2.41%          2.80%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Prime Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 2

FEES AND EXPENSES OF THE PRIME MONEY FUND


This table describes the fees and expenses you may pay if you buy and hold Class N shares of the Prime Money Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the Prime Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee(1)                                                       0.25%
Distribution (12b-1) Fee(2)                                             0.50%
Other Expenses
    Shareholder Servicing Fee(2)                                0.25%
    Other Fund Expenses(2)                                      0.10%
Total Other Expenses                                                    0.35%
-----------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses(2)(3)                                                       1.10%

(1) The "Management Fee" is an annual fee, payable monthly out of the Prime Money Fund's net assets.
(2) Affiliates of the Investment Manager voluntarily waived 0.20% in distribution fees and 0.08% in shareholder servicing fees, and the Fund's transfer agent voluntarily waived fees equal to 0.01% in transfer agency fees, for the fiscal year ending September 30, 2007. Each of these waivers continues in effect as of the date of this prospectus but may be terminated at any time.
(3) THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE PRIME MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS N TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.85%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Prime Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Prime Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class N shares of the Prime Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Prime Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year           3 Years          5 Years          10 Years
-----------------------------------------------------------
 $112              $350             $606             $1,340
-----------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 3
government money fund

OUR GOALS

The Government Money Fund is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goals of the Government Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term U.S. Government bonds and notes. We will invest at least 80% of our assets in U.S. Government securities such as U.S. Treasury obligations, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government. The securities held by the Government Money Fund must, in our opinion, present minimal credit risk. The Government Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Using a top-down strategy and bottom-up security selection, we seek securities with an acceptable maturity that are marketable and liquid and offer competitive yields. We also consider factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Government Money Fund as a whole.

TYPES OF SECURITIES

The Government Money Fund invests primarily in money market instruments including:

o     U.S. Treasury Obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and

o     Repurchase agreements involving these obligations.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Government Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

NO GUARANTEES - An investment in the Government Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the Government Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Government Money Fund. An investment in the Government Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Government Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Government Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.


                           CNI CHARTER FUNDS | PAGE 4

DEFENSIVE INVESTMENTS - The securities in which the Government Money Fund invests, and the strategies described in this Prospectus, are those that the Government Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Government Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Government Money Fund's investment goals.

GOVERNMENT-SPONSORED ENTITIES RISK - Although the Government Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S.
Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the Government Money Fund for the indicated periods. Of course, the Government Money Fund's past performance (before and after taxes) does not necessarily indicate how the Government Money Fund will perform in the future.

This bar chart shows the performance of the Government Money Fund's Class N shares based on a calendar year.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

            2000    2001    2002    2003     2004    2005    2006    2007
            --------------------------------------------------------------
            5.64%   3.41%   0.92%   0.35%    0.57%   2.34%   4.22%   4.38%

                      Best Quarter          Worst Quarter
                         1.46%                  0.06%
                       (Q4 2000)              (Q1 2004)


This table shows the Government Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                          Since Inception
                         One Year         Five Years          (6/21/99)
       ------------------------------------------------------------------
       Government
         Money Fund        4.38%             2.36%              2.83%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Government Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 5

FEES AND EXPENSES OF THE GOVERNMENT MONEY FUND


This table describes the fees and expenses you may pay if you buy and hold Class N shares of the Government Money Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the Government Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee(1)                                                       0.26%
Distribution (12b-1) Fee(2)                                             0.50%
Other Expenses
    Shareholder Servicing Fee(2)                                0.25%
    Other Fund Expenses(2)                                      0.10%
Total Other Expenses                                                    0.35%
------------------------------------------------------------------------------
Total Annual Fund Operating
  Expenses(2)(3)                                                        1.11%

(1) The "Management Fee" is an annual fee, payable monthly out of the Government Money Fund's net assets.
(2) Affiliates of the Investment Manager voluntarily waived 0.20% in distribution fees and 0.08% in shareholder servicing fees, and the Fund's transfer agent voluntarily waived fees equal to 0.01% in transfer agency fees, for the fiscal year ending September 30, 2007. Each of these waivers continues in effect as of the date of this prospectus but may be terminated at any time.
((3) THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE GOVERNMENT MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS N TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.85%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Government Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class N shares of the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year           3 Years          5 Years          10 Years
-----------------------------------------------------------
 $113              $353             $612            $1,352
-----------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 6
california money fund


OUR GOALS

The California Money Fund is a tax exempt money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income that is exempt from federal, and to the extent possible, California state personal income tax. Also, the California Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goals of the California Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term California municipal money market securities issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the California municipal securities market. We invest at least 80% of the California Money Fund's net assets in municipal money market securities that pay interest that is expected to be exempt from federal and California state personal income tax and which is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). This means that up to 20% of the securities we may invest in may be subject to the AMT, although we do not currently intend to invest in such securities. The securities held by the California Money Fund must, in our opinion, present minimal credit risk. The California Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The California Money Fund invests primarily in money market instruments including:

o Securities that pay interest which is not a preference item for purposes of the AMT;

o Municipal obligations that pay interest which is expected to be exempt from California state personal income taxes; and

o High quality municipal bonds, notes and tax exempt commercial paper. High quality bonds are those rated within the two highest grades by nationally recognized statistical rating organizations such as Standard & Poor's Ratings Group and/or Moody's Investors Services, or equivalent quality for unrated securities.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the California Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE CALIFORNIA MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

NO GUARANTEES - An investment in the California Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the California Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the California Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

CALIFORNIA RISK FACTORS - The California Money Fund may be subject to greater risks than other tax exempt money market funds that are diversified across issuers located in a number of states. Because the California Money Fund concentrates its investments in California municipal securities, the California Money Fund is vulnerable to economic, political or other developments that may lessen the ability of California municipal securities issuers to


                           CNI CHARTER FUNDS | PAGE 7
pay interest and principal on their securities. These may include legislative and policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer. See the SAI for more detailed information regarding California developments.

TAXES - Although one of the California Money Fund's goals is to provide income exempt from federal and California state personal income taxes, some of its income may be subject to the AMT.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the California Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the California Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS - At the discretion of the investment manager, the California Money Fund may invest up to 100% of its assets in municipal obligations of issuers in states other than California or taxable money market securities for temporary liquidity or defensive purposes. Such a stance may help the California Money Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the California Money Fund may not achieve its investment goals.

PAST PERFORMANCE


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the California Money Fund for the indicated periods. Of course, the California Money Fund's past performance (before and after taxes) does not necessarily indicate how the California Money Fund will perform in the future.

This bar chart shows the performance of the California Money Fund's Class N shares based on a calendar year.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      2000     2001     2002     2003     2004    2005     2006     2007
      -------------------------------------------------------------------
      2.88%    1.74%    0.67%    0.32%    0.45%   1.56%    2.55%    2.72%

                   Best Quarter     Worst Quarter
                       0.81%             0.04%
                    (Q2 2000)          (Q1 2004)


This table shows the California Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                Since Inception
                     One Year    Five Years        (6/21/99)
---------------------------------------------------------------
California Money
   Fund                2.72%        1.52%           1.65%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the California Money Fund's most current 7-day yield.



                           CNI CHARTER FUNDS | PAGE 8

FEES AND EXPENSES OF THE CALIFORNIA MONEY FUND


This table describes the fees and expenses you may pay if you buy and hold Class N shares of the California Money Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the California Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee(1)                                                       0.27%
Distribution (12b-1) Fee(2)                                             0.50%
Other Expenses
      Shareholder Servicing Fee(2)                                0.25%
      Other Fund Expenses(2)                                      0.10%
Total Other Expenses                                                    0.35%
-----------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses(2)(3)                                                       1.12%

(1) The "Management Fee" is an annual fee, payable monthly out of the California Money Fund's net assets.
(2) Affiliates of the Investment Manager voluntarily waived 0.20% in distribution fees and 0.07% in shareholder servicing fees, and the Fund's transfer agent voluntarily waived fees equal to 0.01% in transfer agency fees, for the fiscal year ending September 30, 2007. Each of these waivers continues in effect as of the date of this prospectus but may be terminated at any time.
(3) THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE CALIFORNIA MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS N TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.78%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the California Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE


The Example is intended to help you compare the cost of investing in the California Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class N shares of the California Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year       3 Years      5 Years      10 Years
-----------------------------------------------
 $114          $356         $617        $1,363
-----------------------------------------------


                           CNI CHARTER FUNDS | PAGE 9
management of the funds

INVESTMENT MANAGER

City National Asset Management, Inc. ("CNAM") provides the Funds with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.


CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950s, with approximately $6.3 billion in assets under management as of December 31, 2007. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2007, CNB and its affiliates had approximately $59 billion in assets under administration, which includes $37.8 billion in assets under management.

CNAM received a fee for its investment management services at an annual rate of 0.25% of average annual net assets of the Prime Money Fund, 0.26% of average annual net assets of the Government Money Fund and 0.21% of average annual net assets of the California Money Fund for the fiscal year ended September 30, 2007. These fees reflect fee waivers or reimbursements of fees waived by CNAM in prior years.

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement with CNAM is available in the Funds' Annual Report for the most recent fiscal year ended September 30.


All investment decisions for the Money Funds are made by CNAM's Fixed Income Team of investment professionals, all of whom take an active part in the decision-making process.

SUB-ADVISORS

Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. Although CNAM does not currently intend to retain any sub-advisors, the Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC"). This order would permit CNAM, subject to certain conditions required by the SEC, to retain, terminate or replace a sub-advisor to any of the Funds with the approval of the Board of Trustees, but without obtaining shareholder approval. CNAM may not retain an affiliated sub-advisor without the approval of the shareholders of the applicable Fund. Shareholders will be notified of any change in any of the sub-advisors and be provided with information regarding any new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor the sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.


                           CNI CHARTER FUNDS | PAGE 10

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

DISTRIBUTION OF FUND SHARES


The Funds have adopted a plan (the "Plan") for their Class N shares under Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan allows the Funds to pay distribution fees to the Distributor of 0.50% of average daily net assets for the sale and distribution of their Class N shares. The Distributor pays some or all of such distribution fees to broker-dealers and other financial intermediaries (primarily CNB and its affiliates) as compensation for providing distribution-related services. Although the Funds do not have a front-end load, because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

SHAREHOLDER SERVICING FEES


The Funds are subject to a shareholder service agreement that allows the Funds to pay fees to CNB and its affiliate for services provided to Class N shareholders. Because these fees are paid out of the Funds' assets, over time these fees will also increase the cost of your investment. Shareholder servicing fees under that agreement, as a percentage of average daily net assets, are 0.25% for Class N shares of the Fund.



                           CNI CHARTER FUNDS | PAGE 11
how to buy, sell and exchange shares


Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares.


Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your Authorized Institution.


How and when we calculate each Fund's NAV determines the price at which you will buy or sell shares. NAV calculations are made once each day, usually at 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and at 2:00 p.m. Eastern time for the California Money Fund. Shares may be purchased or sold on any day that the NYSE and the Federal Reserve are open for business. The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed.

On any business day when the Bond Market Association (the "BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given on the next business day.

If your Authorized Institution receives your purchase, redemption or exchange order from you on a business day, redemption or exchange order from you before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund, we will price your order at that day's NAV. If your Authorized Institution receives your order on a business day from you after these times, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Funds before the trading deadline.


HOW TO BUY SHARES


To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.


FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


                           CNI CHARTER FUNDS | PAGE 12

What this means to you: when you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.


In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill the Authorized Institution's legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.


Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to


                           CNI CHARTER FUNDS | PAGE 13
pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES


You may exchange Class N shares of a Fund for Class N shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees of CNI Charter Funds (the "Trust") has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the series of the Trust. The Trust discourages short-term or other excessive trading (such as market timing) into and out of the series of the Trust, except with respect to the Money Funds as discussed below, because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Trust does not accommodate frequent purchases and redemptions of shares of its series other than the Money Funds.

Money market funds are generally not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as bank sweep vehicles (as the Money Funds are used), which generally eliminates the potential for disruptive trading. However, a money market fund may be used in conjunction with an exchange with a non-money market fund in order to facilitate market timing activity in the non-money market fund. With respect to exchanges between a Money Fund and any other non-money market fund series of the Trust, frequent trading will be monitored in conjunction with the Trust's frequent trading procedures as described below.


The Trust reserves the right to reject or cancel (generally within one business day) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution. The Trust may exercise such right in the event it determines that a purchase or exchange order is disruptive to the portfolio management of the Money Funds or any other series of the Trust.


SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency), transfer agent to the Trust (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Trust's market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its transfer agents will be able to identify


                           CNI CHARTER FUNDS | PAGE 14
such shareholders or curtail their trading practices. The ability of the Trust and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Trust receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Trust does attempt to review excessive trading at the omnibus level and works with each intermediary in enforcing the Trust's policies and procedures if suspicious activity is detected. In addition, the Trust's distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Trust or its service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Trust, who will review the activity and determine what action, if any, the Trust will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Trust or its service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

HOW WE CALCULATE NAV

NAV for one share of a class of a Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) attributable to that class of that Fund. Shares of each Fund are priced at NAV, which is expected to remain constant at $1.00. We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. Securities are valued at amortized cost, which is expected to approximate market value. More details about how we calculate the NAV for each Fund are in the SAI.


PURCHASE AND ACCOUNT BALANCE MINIMUMS

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your Authorized Institution for more information.


                           CNI CHARTER FUNDS | PAGE 15
dividends and taxes

DIVIDENDS

We will declare dividends each day the NAV is calculated, pay dividends monthly, and pay net capital gains, if any, at least once a year. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

Your dividends begin to accrue on the day of purchase for shares bought before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund. Your dividends begin to accrue on the following day for shares purchased after these cut-off times. We will not credit you with dividends for shares on the day you sell them.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

The California Money Fund intends to continue paying what the Internal Revenue Code of 1986, as amended (the "Code"), calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in California municipal securities. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal and California state income tax, to the extent that it derives its net investment income from interest on municipal securities. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal securities, will be treated as ordinary income by the Code.

More information about taxes is contained in the SAI.


                           CNI CHARTER FUNDS | PAGE 16
financial highlights


The following financial highlights tables are intended to help you understand the Funds' financial performance. Information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' 2007 Annual Report (available upon request; see the back cover of this Prospectus). Information presented in the financial highlights tables is for a Class N share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned on a Class N investment in each Fund during the period (assuming reinvestment of all dividends and distributions).

                                                                           PRIME MONEY FUND

                                            Year ended       Year ended       Year ended       Year ended       Year ended
                                          Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                      $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            0.045            0.039            0.019            0.004            0.005
----------------------------------------------------------------------------------------------------------------------------
Total from Operations                            0.045            0.039            0.019            0.004            0.005
----------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                        (0.045)          (0.039)          (0.019)          (0.004)          (0.005)
----------------------------------------------------------------------------------------------------------------------------
Total Dividends                                 (0.045)          (0.039)          (0.019)          (0.004)          (0.005)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                            $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                     4.62%            3.94%            1.87%            0.36%            0.46%
Net Assets End of
   Period (000s)                            $  870,537       $  640,366       $  312,452       $  201,058       $  205,191
Ratio of Expenses to
   Average Net Assets(1)                          0.81%            0.81%            0.82%            0.85%            0.85%
Ratio of Net Investment
   Income to Average
   Net Assets                                     4.52%            3.95%            1.94%            0.35%            0.47%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)                            1.10%            1.10%            1.11%            1.13%            1.14%


----------
  * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 17

                                                                        GOVERNMENT MONEY FUND

                                            Year ended       Year ended       Year ended       Year ended       Year ended
                                          Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                      $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            0.044            0.038            0.018            0.004            0.005
----------------------------------------------------------------------------------------------------------------------------
Total from Operations                            0.044            0.038            0.018            0.004            0.005
----------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                        (0.044)          (0.038)          (0.018)          (0.004)          (0.005)
----------------------------------------------------------------------------------------------------------------------------
Total Dividends                                 (0.044)          (0.038)          (0.018)          (0.004)          (0.005)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                            $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                     4.54%            3.86%            1.82%            0.35%            0.48%
Net Assets End
   of Period (000s)                         $2,291,138       $1,940,602       $1,895,412       $1,857,676       $2,060,860
Ratio of Expenses to
   Average Net Assets(1)                          0.82%            0.82%            0.83%            0.85%            0.85%
Ratio of Net Investment
   Income to Average
   Net Assets                                     4.45%            3.78%            1.80%            0.35%            0.48%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)                            1.11%            1.11%            1.12%            1.14%            1.14%


----------
  * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 18

                                                                        CALIFORNIA MONEY FUND

                                            Year ended       Year ended       Year ended       Year ended       Year ended
                                          Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                      $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            0.027            0.024            0.013            0.003            0.004
----------------------------------------------------------------------------------------------------------------------------
Total from Operations                            0.027            0.024            0.013            0.003            0.004
----------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                        (0.027)          (0.024)          (0.013)(1)       (0.003)          (0.004)
----------------------------------------------------------------------------------------------------------------------------
Total Dividends                                 (0.027)          (0.024)          (0.013)(1)       (0.003)          (0.004)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                            $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                     2.78%            2.39%            1.28%            0.29%            0.41%
Net Assets End
   of Period (000s)                         $  695,318       $  631,478       $  569,671       $  505,029       $  539,182
Ratio of Expenses to
   Average Net Assets(2)                          0.78%            0.78%            0.78%            0.78%            0.76%
Ratio of Net Investment
   Income to Average
   Net Assets                                     2.73%            2.36%            1.25%            0.29%            0.41%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)                            1.12%            1.12%            1.13%            1.15%            1.15%


----------
  * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Includes a realized capital gain distribution of less than $0.001.
(2) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 19
important terms to know

LIQUIDITY -- the ability to turn investments into cash.

QUALITY -- the credit rating given to a security by a nationally recognized statistical rating organization.

YIELD -- the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

EFFECTIVE YIELD -- the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.


                           CNI CHARTER FUNDS | PAGE 20
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at WWW.CNICHARTERFUNDS.COM. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                           CNI CHARTER FUNDS | PAGE 21

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please visit the Funds' website at www.cnicharterfunds.com or contact:

          SEI Investments Distribution Co.
          One Freedom Valley Drive
          Oaks, Pennsylvania 19456
          1-888-889-0799

To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your Authorized Institution). We will begin sending you individual copies thirty days after receiving your request.

Information about the Funds may be reviewed and copied:

o     at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o     on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-006-0700

                         CNI CHARTER FUNDS(SM)[LOGO](R)

                                [GRAPHIC OMITTED]

                        PROSPECTUS DATED JANUARY 31, 2008

Class S

--------------------------------------------------------------------------------

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fund

CNI CHARTER FUNDS(SM)[LOGO](R)

PROSPECTUS DATED JANUARY 31, 2008

Class S

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fund

INVESTMENT MANAGER:

City National Asset Management, Inc.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents

THE FUNDS
   Prime Money Market Fund
      (the "Prime Money Fund") ............................................    1

   Government Money Market Fund
      (the "Government Money Fund") .......................................    4

   California Tax Exempt Money Market Fund
      (the "California Money Fund") .......................................    7

MANAGEMENT OF THE FUNDS ...................................................   10

HOW TO BUY, SELL AND EXCHANGE SHARES ......................................   12

DIVIDENDS AND TAXES .......................................................   16

FINANCIAL HIGHLIGHTS ......................................................   17

IMPORTANT TERMS TO KNOW ...................................................   20

PRIVACY PRINCIPLES ........................................................   21

FOR MORE INFORMATION ..............................................   back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.


This Prospectus offers Class S shares of the Prime Money Fund, the Government Money Fund and the California Money Fund (each a "Fund" and together, the "Funds" or the "Money Funds") series of CNI Charter Funds. Class S Shares are retail shares of the Fund and are intended for investors who have funds on deposit with City National Bank. Class S Shares are primarily designed as "Sweep" shares - by which investors are able to invest deposited funds overnight or for short periods of time. The Funds also offer Institutional Class and Class N shares which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.

prime money fund

OUR GOAL

The Prime Money Fund is a money market fund that seeks to provide current income through low-risk investments. Also, the Prime Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goal of the Prime Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase liquid, high quality, short-term debt securities in the form of U.S. dollar denominated money market instruments. The securities held by the Prime Money Fund must, in our opinion, present minimal credit risk. The Prime Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The Prime Money Fund's principal investments are as follows:

o     Commercial paper and short-term corporate obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government;

o     Repurchase agreements involving these obligations; and

o Shares of investment companies that invest exclusively in the same types of securities as the Prime Money Fund.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Prime Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE PRIME MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. Here are the principal risks to consider:

NO GUARANTEES - An investment in the Prime Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the Prime Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Prime Money Fund. An investment in the Prime Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Prime Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Prime Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS - The securities in which the Prime Money Fund invests, and the strategies described in this Prospectus, are those that the Prime Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Prime Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Prime Money Fund's investment goal.


                           CNI CHARTER FUNDS | PAGE 1

GOVERNMENT-SPONSORED ENTITIES RISK - Although the Prime Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S.
Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class S shares of the Prime Money Fund for the indicated periods. Of course, the Prime Money Fund's past performance (before and after taxes) does not necessarily indicate how the Prime Money Fund will perform in the future.

This bar chart shows the performance of the Prime Money Fund's Class S shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

             2000   2001   2002   2003   2004   2005   2006   2007
             ------------------------------------------------------
             5.49%  3.10%  0.74%  0.18%  0.40%  2.21%  4.08%  4.30%

                           Best Quarter    Worst Quarter
                              1.42%            0.03%
                            (Q3 2000)        (Q1 2004)


This table shows the Prime Money Fund's average total returns for the periods ending December 31, 2007.

                                              Since Inception
                   One Year     Five Years      (10/26/99)
-------------------------------------------------------------
Prime Money Fund     4.30%         2.22%           2.59%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Prime Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 2

FEES AND EXPENSES OF THE PRIME MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Class S shares of the Prime Money Fund. You pay no sales charges or transaction fees for buying or selling Class S shares of the Prime Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee(1)                                     0.25%
Distribution (12b-1) Fee                              0.50%
Other Expenses
      Shareholder Servicing Fee(2)        0.25%
      Other Fund Expenses(2)              0.10%
Total Other Expenses                                  0.35%
-----------------------------------------------------------
Total Annual Fund Operating Expenses(2)(3)            1.10%

(1) The "Management Fee" is an annual fee, payable monthly out of the Prime Money Fund's net assets.
(2) An affiliate of the Investment Manager voluntarily waived 0.08% in shareholder servicing fees, and the Fund's transfer agent voluntarily waived fees equal to 0.01% in transfer agency fees, for the fiscal year ending September 30, 2007. Each of these waivers continues in effect as of the date of this prospectus but may be terminated at any time.
(3) THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE PRIME MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS S TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.05%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Prime Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Prime Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class S shares of the Prime Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Prime Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year     3 Years      5 Years     10 Years
--------------------------------------------
 $112        $350         $606       $1,340
--------------------------------------------


                           CNI CHARTER FUNDS | PAGE 3
government money fund

OUR GOALS

The Government Money Fund is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goals of the Government Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term U.S. Government bonds and notes. We will invest at least 80% of our assets in U.S. Government securities such as U.S. Treasury obligations, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government. The securities held by the Government Money Fund must, in our opinion, present minimal credit risk. The Government Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Using a top-down strategy and bottom-up security selection, we seek securities with an acceptable maturity that are marketable and liquid and offer competitive yields. We also consider factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Government Money Fund as a whole.

TYPES OF SECURITIES

The Government Money Fund invests primarily in money market instruments including:

o     U.S. Treasury Obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and

o     Repurchase agreements involving these obligations.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Government Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

NO GUARANTEES - An investment in the Government Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the Government Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Government Money Fund. An investment in the Government Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Government Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Government Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.


                           CNI CHARTER FUNDS | PAGE 4

DEFENSIVE INVESTMENTS - The securities in which the Government Money Fund invests, and the strategies described in this Prospectus, are those that the Government Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Government Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Government Money Fund's investment goals.

GOVERNMENT-SPONSORED ENTITIES RISK - Although the Government Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S.
Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class S shares of the Government Money Fund for the indicated periods. Of course, the Government Money Fund's past performance (before and after taxes) does not necessarily indicate how the Government Money Fund will perform in the future.

This bar chart shows the performance of the Government Money Fund's Class S shares based on a calendar year.

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

             2000   2001   2002   2003   2004   2005   2006   2007
             ------------------------------------------------------
             5.43%  3.20%  0.72%  0.19%  0.40%  2.13%  4.01%  4.18%

                        Best Quarter      Worst Quarter
                            1.41%             0.03%
                         (Q4 2000)          (Q1 2004)


This table shows the Government Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                      Since Inception
                              One Year   Five Years      (10/6/99)
---------------------------------------------------------------------
Government Money Fund           4.18%       2.17%          2.58%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Government Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 5

FEES AND EXPENSES OF THE GOVERNMENT MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Class S shares of the Government Money Fund. You pay no sales charges or transaction fees for buying or selling Class S shares of the Government Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee(1)                                     0.26%
Distribution (12b-1) Fee                              0.50%
Other Expenses
      Shareholder Servicing Fee(2)        0.25%
      Other Fund Expenses(2)              0.10%
Total Other Expenses                                  0.35%
-----------------------------------------------------------
Total Annual Fund Operating  Expenses(2)(3)           1.11%

(1) The "Management Fee" is an annual fee, payable monthly out of the Government Money Fund's net assets.
(2) An affiliate of the Investment Manager voluntarily waived 0.08% in shareholder servicing fees, and the Fund's transfer agent voluntarily waived fees equal to 0.01% in transfer agency fees, for the fiscal year ending September 30, 2007. Each of these waivers continues in effect as of the date of this prospectus but may be terminated at any time.
(3) THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE GOVERNMENT MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS S TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.05%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Government Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class S shares of the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year     3 Years     5 Years     10 Years
-------------------------------------------
 $113       $353         $612       $1,352
-------------------------------------------


                           CNI CHARTER FUNDS | PAGE 6
california money fund

OUR GOALS

The California Money Fund is a tax exempt money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income that is exempt from federal, and to the extent possible, California state personal income tax. Also, the California Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goals of the California Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term California municipal money market securities issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the California municipal securities market. We invest at least 80% of the California Money Fund's net assets in municipal money market securities that pay interest that is expected to be exempt from federal and California state personal income tax and which is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). This means that up to 20% of the securities we may invest in may be subject to the AMT, although we do not currently intend to invest in such securities. The securities held by the California Money Fund must, in our opinion, present minimal credit risk. The California Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The California Money Fund invests primarily in money market instruments including:

o Securities that pay interest which is not a preference item for purposes of the AMT;

o Municipal obligations that pay interest which is expected to be exempt from California state personal income taxes; and

o High quality municipal bonds, notes and tax exempt commercial paper. High quality bonds are those rated within the two highest grades by nationally recognized statistical rating organizations such as Standard & Poor's Ratings Group and/or Moody's Investors Services, or equivalent quality for unrated securities.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the California Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE CALIFORNIA MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

NO GUARANTEES - An investment in the California Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the California Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the California Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

CALIFORNIA RISK FACTORS - The California Money Fund may be subject to greater risks than other tax exempt money market funds that are diversified across issuers located in a number of states. Because the California Money Fund concentrates its


                           CNI CHARTER FUNDS | PAGE 7
investments in California municipal securities, the California Money Fund is vulnerable to economic, political or other developments that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. These may include legislative and policy changes or voterbased initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer. See the SAI for more detailed information regarding California developments.

TAXES - Although one of the California Money Fund's goals is to provide income exempt from federal and California state personal income taxes, some of its income may be subject to the AMT.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the California Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the California Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS - At the discretion of the investment manager, the California Money Fund may invest up to 100% of its assets in municipal obligations of issuers in states other than California or taxable money market securities for temporary liquidity or defensive purposes. Such a stance may help the California Money Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the California Money Fund may not achieve its investment goals.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class S shares of the California Money Fund for the indicated periods. Of course, the California Money Fund's past performance (before and after taxes) does not necessarily indicate how the California Money Fund will perform in the future.

This bar chart shows the performance of the California Money Fund's Class S shares based on a calendar year.

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

             2000   2001   2002   2003   2004   2005   2006   2007
             ------------------------------------------------------
             2.67%  1.53%  0.48%  0.19%  0.30%  1.36%  2.35%  2.52%

                    Best Quarter               Worst Quarter
                       0.76%                       0.03%
                     (Q2 2000)                   (Q2 2004)


This table shows the California Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                                 Since Inception
                                   One Year      Five Years         (11/12/99)
--------------------------------------------------------------------------------
California Money Fund                2.52%          1.34%             1.44%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the California Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 8

FEES AND EXPENSES OF THE CALIFORNIA MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Class S shares of the California Money Fund. You pay no sales charges or transaction fees for buying or selling Class S shares of the California Money Fund.

ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
Management Fee(1)                                                          0.27%
Distribution (12b-1) Fee                                                   0.50%
Other Expenses
  Shareholder Servicing Fee(2)                                  0.25%
  Other Fund Expenses(2)                                        0.10%
Total Other Expenses                                                       0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)(3)                                 1.12%

(1) The "Management Fee" is an annual fee, payable monthly out of the California Money Fund's net assets.
(2) An affiliate of the Investment Manager voluntarily waived 0.07% in shareholder servicing fees, and the Fund's transfer agent voluntarily waived fees equal to 0.01% in transfer agency fees, for the fiscal year ending September 30, 2007. Each of these waivers continues in effect as of the date of this prospectus but may be terminated at any time.
(3) THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE CALIFORNIA MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS S TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.98%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the California Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the California Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class S shares of the California Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------
$114             $356            $617            $1,363
--------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 9
management of the funds

INVESTMENT MANAGER

City National Asset Management, Inc. ("CNAM") provides the Funds with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.


CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950s, with approximately $6.3 billion in assets under management as of December 31, 2007. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2007, CNB and its affiliates had approximately $59 billion in assets under administration, which includes $37.8 billion in assets under management.

CNAM received a fee for its investment management services at an annual rate of 0.25% of average annual net assets of the Prime Money Fund, 0.26% of average annual net assets of the Government Money Fund and 0.21% of average annual net assets of the California Money Fund for the fiscal year ended September 30, 2007. These fees reflect fee waivers or reimbursements of fees waived by CNAM in prior years.

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement with CNAM is available in the Funds' Annual Report for the most recent fiscal year ended September 30.


All investment decisions for the Money Funds are made by CNAM's Fixed Income Team of investment professionals, all of whom take an active part in the decision-making process.

SUB-ADVISORS

Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. Although CNAM does not currently intend to retain any sub-advisors, the Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC"). This order would permit CNAM, subject to certain conditions required by the SEC, to retain, terminate or replace a sub-advisor to any of the Funds with the approval of the Board of Trustees, but without obtaining shareholder approval. CNAM may not retain an affiliated sub-advisor without the approval of the shareholders of the applicable Fund. Shareholders will be notified of any change in any of the sub-advisors and be provided with information regarding any new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor the sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.


                           CNI CHARTER FUNDS | PAGE 10

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

DISTRIBUTION OF FUND SHARES


The Funds have adopted a plan (the "Plan") for their Class S shares under Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan allows the Funds to pay distribution fees to the Distributor of 0.50% of average daily net assets for the sale and distribution of their Class S shares. The Distributor pays some or all of such distribution fees to broker-dealers and other financial intermediaries (primarily to CNB and its affiliates) as compensation for providing distribution-related services. Although the Funds do not have a front-end load, because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

SHAREHOLDER SERVICING FEES


The Funds are subject to a shareholder service agreement that allows the Funds to pay fees to CNB and its affiliates for services provided to Class S shareholders. Because these fees are paid out of the Funds' assets, over time these fees will also increase the cost of your investment. Shareholder servicing fees under that agreement, as a percentage of average daily net assets, are 0.25% for Class S shares of the Funds.



                           CNI CHARTER FUNDS | PAGE 11
how to buy, sell and exchange shares


Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares.


Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your Authorized Institution.


How and when we calculate each Fund's NAV determines the price at which you will buy or sell shares. NAV calculations are made once each day, usually at 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and at 2:00 p.m. Eastern time for the California Money Fund. Shares may be purchased or sold on any day that the NYSE and the Federal Reserve are open for business. The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed.

On any business day when the Bond Market Association (the "BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given on the next business day.

If your Authorized Institution receives your purchase, redemption or exchange order from you on a business day before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund, we will price your order at that day's NAV. If your Authorized Institution receives your order from you on a business day after these times, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Funds before the trading deadline.


HOW TO BUY SHARES


To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.


FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.


                           CNI CHARTER FUNDS | PAGE 12

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.


In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill the Authorized Institution's legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.


Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.


                           CNI CHARTER FUNDS | PAGE 13

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES


You may exchange Class S shares of a Fund for Class S shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees of CNI Charter Funds (the "Trust") has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the series of the Trust. The Trust discourages short-term or other excessive trading (such as market timing) into and out of the series of the Trust, except with respect to the Money Funds as discussed below, because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Trust does not accommodate frequent purchases and redemptions of shares of its series other than the Money Funds.

Money market funds are generally not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as bank sweep vehicles (as the Money Funds are used), which generally eliminates the potential for disruptive trading. However, a money market fund may be used in conjunction with an exchange with a non-money market fund in order to facilitate market timing activity in the non-money market fund. With respect to exchanges between a Money Fund and any other non-money market fund series of the Trust, frequent trading will be monitored in conjunction with the Trust's frequent trading procedures as described below.


The Trust reserves the right to reject or cancel (generally within one business day) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution. The Trust may exercise such right in the event it determines that a purchase or exchange order is disruptive to the portfolio management of the Money Funds or any other series of the Trust.



                           CNI CHARTER FUNDS | PAGE 14

SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency), transfer agent to the Trust (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Trust's market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.


Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Trust and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Trust receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Trust does attempt to review excessive trading at the omnibus level and works with each intermediary in enforcing the Trust's policies and procedures if suspicious activity is detected. In addition, the Trust's distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Trust or its service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Trust, who will review the activity and determine what action, if any, the Trust will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Trust or its service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

HOW WE CALCULATE NAV

NAV for one share of a class of a Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) attributable to that class of that Fund. Shares of each Fund are priced at NAV, which is expected to remain constant at $1.00. We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. Securities are valued at amortized cost, which is expected to approximate market value. More details about how we calculate the NAV for each Fund are in the SAI.


PURCHASE AND ACCOUNT BALANCE MINIMUMS

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your Authorized Institution for more information.


                           CNI CHARTER FUNDS | PAGE 15
dividends and taxes

DIVIDENDS

We will declare dividends each day the NAV is calculated, pay dividends monthly, and pay net capital gains, if any, at least once a year. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

Your dividends begin to accrue on the day of purchase for shares bought before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund. Your dividends begin to accrue on the following day for shares purchased after these cut-off times. We will not credit you with dividends for shares on the day you sell them.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

The California Money Fund intends to continue paying what the Internal Revenue Code of 1986, as amended (the "Code"), calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in California municipal securities. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal and California state income tax, to the extent that it derives its net investment income from interest on municipal securities. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal securities, will be treated as ordinary income by the Code.

More information about taxes is contained in the SAI.


                           CNI CHARTER FUNDS | PAGE 16
financial highlights


The following financial highlights tables are intended to help you understand the Funds' financial performance. Information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' 2007 Annual Report (available upon request; see the back cover of this Prospectus). Information presented in the financial highlights tables is for a Class S share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned on a Class S investment in each Fund during the period (assuming reinvestment of all dividends and distributions).

                                                            PRIME MONEY FUND

                             Year ended       Year ended       Year ended       Year ended       Year ended
                           Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF
   PERIOD                    $    1.00        $    1.00        $    1.00        $    1.00        $    1.00
--------------------------------------------------------------------------------------------------------------
Net Investment Income            0.043            0.037            0.017            0.002            0.003
--------------------------------------------------------------------------------------------------------------
Total from Operations            0.043            0.037            0.017            0.002            0.003
--------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment
   Income                       (0.043)          (0.037)          (0.017)          (0.002)          (0.003)
--------------------------------------------------------------------------------------------------------------
Total Dividends                 (0.043)          (0.037)          (0.017)          (0.002)          (0.003)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD             $    1.00        $    1.00        $    1.00        $    1.00        $    1.00
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                     4.41%            3.73%            1.67%            0.21%            0.29%
Net Assets End of
   Period (000s)             $ 620,195        $ 324,353        $ 203,502        $ 115,761        $ 118,624
Ratio of Expenses to
   Average Net Assets(1)          1.01%            1.01%            1.02%            1.00%            1.03%
Ratio of Net Investment
   Income to Average
   Net Assets                     4.32%            3.74%            1.70%            0.21%            0.29%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)            1.10%            1.10%            1.11%            1.13%            1.14%


----------
 * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 17

                                                           GOVERNMENT MONEY FUND

                             Year ended       Year ended       Year ended       Year ended       Year ended
                           Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF
   PERIOD                    $    1.00        $    1.00        $    1.00        $    1.00        $    1.00
-------------------------------------------------------------------------------------------------------------
Net Investment Income            0.042            0.036            0.016            0.002            0.003
-------------------------------------------------------------------------------------------------------------
Total from Operations            0.042            0.036            0.016            0.002            0.003
-------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment
   Income                       (0.042)          (0.036)          (0.016)          (0.002)          (0.003)
-------------------------------------------------------------------------------------------------------------
Total Dividends                 (0.042)          (0.036)          (0.016)          (0.002)          (0.003)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD             $    1.00        $    1.00        $    1.00        $    1.00        $    1.00
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                     4.33%            3.65%            1.62%            0.20%            0.30%
Net Assets
   End of Period (000s)      $ 321,061        $ 232,083        $ 227,905        $ 263,086        $ 191,539
Ratio of Expenses to
   Average Net Assets(1)          1.02%            1.02%            1.03%            1.00%            1.03%
Ratio of Net Investment
   Income to Average
   Net Assets                     4.24%            3.60%            1.61%            0.21%            0.31%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)            1.11%            1.11%            1.12%            1.14%            1.14%

----------
 * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 18

                                                                               CALIFORNIA MONEY FUND

                                      Year ended      Year ended      Year ended      Year ended      Year ended
                                    Sept. 30, 2007  Sept. 30, 2006  Sept. 30, 2005  Sept. 30, 2004  Sept. 30, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD              $     1.00      $    1.00       $    1.00       $    1.00       $    1.00
------------------------------------------------------------------------------------------------------------------
Net Investment Income                    0.025          0.022           0.011           0.002           0.003
------------------------------------------------------------------------------------------------------------------
Total from Operations                    0.025          0.022           0.011           0.002           0.003
------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                (0.025)        (0.022)         (0.011)(1)      (0.002)         (0.003)
------------------------------------------------------------------------------------------------------------------
Total Dividends                         (0.025)        (0.022)         (0.011)(1)      (0.002)         (0.003)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                    $     1.00      $    1.00       $    1.00       $    1.00       $    1.00
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                             2.57%          2.18%           1.08%           0.15%           0.27%
Net Assets End of Period (000s)     $  178,918      $ 107,131       $  88,182       $  33,520       $  24,002
Ratio of Expenses to
   Average Net Assets(2)                  0.98%          0.98%           0.98%           0.91%           0.89%
Ratio of Net Investment
   Income to Average
   Net Assets                             2.55%          2.17%           1.09%           0.15%           0.27%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)                    1.12%          1.12%           1.13%           1.15%           1.15%

----------------
 * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Includes a realized capital gain distribution of less than $0.001.
(2) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 19
important terms to know

LIQUIDITY -- the ability to turn investments into cash.

QUALITY -- the credit rating given to a security by a nationally recognized statistical rating organization.

YIELD -- the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

EFFECTIVE YIELD -- the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.


                           CNI CHARTER FUNDS | PAGE 20
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at WWW.CNICHARTERFUNDS.COM. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                           CNI CHARTER FUNDS | PAGE 21

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please visit the Funds' website at www.cnicharterfunds.com or contact:

                        SEI Investments Distribution Co.
                        One Freedom Valley Drive
                        Oaks, Pennsylvania 19456
                        1-888-889-0799

To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your Authorized Institution). We will begin sending you individual copies thirty days after receiving your request.

Information about the Funds may be reviewed and copied:

o     at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o     on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-007-0700

                       STATEMENT OF ADDITIONAL INFORMATION

                                CNI CHARTER FUNDS
            400 North Roxbury Drive, Beverly Hills, California 90210


                          LARGE CAP GROWTH EQUITY FUND
                           LARGE CAP VALUE EQUITY FUND
                            RCB SMALL CAP VALUE FUND
                                MULTI-ASSET FUND


                               CORPORATE BOND FUND
                              GOVERNMENT BOND FUND
                         CALIFORNIA TAX EXEMPT BOND FUND
                              HIGH YIELD BOND FUND

                             PRIME MONEY MARKET FUND
                          GOVERNMENT MONEY MARKET FUND
                     CALIFORNIA TAX EXEMPT MONEY MARKET FUND

            Institutional Class, Class N, Class S and Class R Shares


                                January 31, 2008



Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank ("CNB"). Investing in mutual funds and other securities involves risks, including possible loss of principal.


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectuses dated January 31, 2008, which may be amended from time to time, for the Large Cap Growth Equity Fund (the "Large Cap Growth Fund"), the Large Cap Value Equity Fund (the "Large Cap Value Fund"), the RCB Small Cap Value Fund (the "Small Cap Value Fund"), the Multi-Asset Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund (the "California Bond Fund"), the High Yield Bond Fund, the Prime Money Market Fund (the "Prime Money Fund"), the Government Money Market Fund (the "Government Money Fund") and the California Tax Exempt Money Market Fund (the "California Money Fund").

The Large Cap Growth Fund, the Large Cap Value Fund and the Small Cap Value Fund are referred to herein as the "Equity Funds." The Corporate Bond Fund, the Government Bond Fund, the California Bond Fund and the High Yield Bond Fund are referred to herein as the "Bond Funds." The Prime Money Fund, the Government Money Fund and the California Money Fund are referred to herein as the "Money Funds." The Equity Funds, the Bond Funds, the Money Funds and the Multi-Asset Fund are referred to herein as the "Funds."

Each Fund is a series of CNI Charter Funds (the "Trust"), an open-end, management investment company. Audited financial statements for each of the Funds contained in the Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2007, are incorporated herein by reference. Audited financial statements for the predecessor to the Small Cap Value Fund, the RCB Small Cap Fund (a series of Professionally Managed Portfolios) contained in the Annual Reports to Shareholders of the RCB Small Cap Fund for the fiscal periods ending September 30, 2001 and June 30, 2001, are also incorporated herein by reference.

The AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund and AHA Socially Responsible Equity Fund series of the Trust (collectively, the "AHA Funds") are offered through separate prospectuses and a separate statement of additional information. Audit financial statements for each of the AHA Funds are contained in a separate Annual Report to Shareholders for the fiscal year ended September 30, 2007.


To obtain a free copy of the above-referenced Prospectuses or Annual Report for the Funds, please call 1-888-889-0799 or visit www.cnicharterfunds.com. To obtain a free copy of the above-referenced Prospectuses, Statement of Additional Information or Annual Reports for the AHA Funds, please call 1-800-445-1341 or visit www.ahafunds.org.

                                TABLE OF CONTENTS



                                                                           Page


THE FUNDS................................................................4

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS............................5

INVESTMENT RESTRICTIONS - EQUITY AND BOND FUNDS.........................38

INVESTMENT RESTRICTIONS - MULTI-ASSET FUND..............................40

INVESTMENT RESTRICTIONS - MONEY FUNDS...................................42


MANAGEMENT OF THE TRUST.................................................44

PORTFOLIO TRANSACTIONS..................................................62

DISTRIBUTIONS AND TAXES.................................................65

SHARE PRICE CALCULATION.................................................72

DISTRIBUTION PLAN.......................................................74

SHAREHOLDER SERVICES AGREEMENT..........................................76

DEALER COMMISSIONS......................................................78

EXPENSES 79

CODE OF ETHICS..........................................................79

DISCLOSURE OF PORTFOLIO HOLDINGS........................................79

PROXY VOTING............................................................80

GENERAL INFORMATION.....................................................82

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................83

PERFORMANCE INFORMATION.................................................90

PURCHASE AND REDEMPTION OF SHARES.......................................93

OTHER INFORMATION.......................................................94

FINANCIAL STATEMENTS....................................................94

APPENDIX A - RATINGS OF INVESTMENT SECURITIES..........................A-1

                                    THE FUNDS


The various classes of shares of each Fund commenced operations on the following dates:


Fund                             Institutional    Class N          Class S           Class R
                                 Class
Large Cap Growth Fund            1/14/00          3/28/00          N/A               N/A
Large Cap Value Fund             1/14/00          4/13/00          N/A               N/A
Small Cap Value Fund             10/3/01          10/3/01          N/A               10/1/01*
Multi-Asset Fund                 10/1/07          10/1/07          N/A               N/A
Corporate Bond Fund              1/14/00          4/13/00          N/A               N/A
Government Bond Fund             1/14/00          4/13/00          N/A               N/A
California Bond Fund             1/14/00          4/13/00          N/A               N/A
High Yield Bond Fund             1/14/00          1/14/00          N/A               N/A
Prime Money Fund                 3/23/98          10/18/99         10/26/99          N/A
Government Money Fund            4/3/00           6/21/99          10/6/99           N/A
California Money Fund            4/3/00           6/21/99          11/12/99          N/A



In 2000, the fiscal year-end for the Trust was changed from October 31 to September 30.

*The Small Cap Value Fund commenced operations on October 1, 2001, the date of its acquisition of the assets and liabilities of a series of Professionally Managed Portfolios, a registered investment company (the "RCB Predecessor Fund"), for which Reed Conner & Birdwell LLC ("RCB") served as investment adviser, and which had the same investment objective, policies and strategies as the Small Cap Value Fund. As compared with the Small Cap Value Fund, the RCB Predecessor Fund had different service providers, a different board of trustees and a different fee structure. In addition, the fiscal year end of the RCB Predecessor Fund was June 30 while the Small Cap Value Fund's fiscal year ends September 30. As of the date of the acquisition, all of the issued and outstanding shares of the RCB Predecessor Fund were converted into Class R shares of the Small Cap Value Fund. The RCB Predecessor Fund commenced operations on September 30, 1998.


Effective April 16, 2007, the Trust's Technology Growth Fund reorganized into the Large Cap Growth Fund.



Effective January 31, 2008 Class A shares of the Funds were redesignated as Class N shares. There were no changes to the rights, fees or expenses of the Class A shares or services provided to Class A shareholders in connection with the change of designation to Class N.

Each Fund (other than the California Bond Fund) is a diversified fund, which means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. The California Bond Fund is a non-diversified fund, which means it is not subject to the diversification requirements described above. However, the California Bond Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").


City National Asset Management, Inc. ("CNAM, Inc." or the "Investment Manager") serves as investment manager to the Funds. Each of Halbis Capital Management
(USA), Inc. ("Halbis") and Reed Conner & Birdwell LLC ("RCB" and together with Halbis, the "Sub-Advisers") serves as a sub-adviser to one of the Funds, as described more fully below.

                  INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS


The Prospectuses describe the principal and material non-principal strategies and risks of investing in each Fund. This SAI provides additional information about the Funds' principal strategies and risks and further describes non-principal strategies and risks of the Funds that an investor should also consider.

MONEY FUNDS

Prime Money Fund. The Prime Money Fund invests generally in the following types of U.S. dollar-denominated money market instruments, which are deemed to mature in 397 days or less in accordance with federal securities regulations and which CNAM, Inc. has determined present minimal credit risk:


     - Commercial paper, including asset-backed commercial paper, rated in one of the two highest rating categories by Moody's Investors Services ("Moody's"), Standard and Poor's Corporation ("S&P"), Fitch IBCA, Duff and Phelps Inc. ("Fitch"), or any other nationally recognized statistical rating organization ("NRSRO"); or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.

     - Other corporate obligations such as publicly traded bonds, debentures, and notes rated in one of the two highest rating categories by any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment Manager, using guidelines approved by the Board of Trustees of the Trust (the "Board of Trustees" or the "Board"), to be at least equal in quality to one or more of the above referenced securities.

     - Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

     - Repurchase agreements involving obligations that are suitable for investment under the categories listed above.

     - Certificates of deposit, time deposits, notes and bankers' acceptances of U.S. domestic banks (including their foreign branches), Canadian chartered banks, U.S. branches of foreign banks and foreign branches of foreign banks having total assets of $5 billion or greater.


Government Money Fund. It is a fundamental policy of the Government Money Fund to invest, under normal conditions, only in (1) U.S. Treasury obligations, (2) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government, and (3) repurchase agreements involving these obligations.

California Money Fund. It is a fundamental policy of the California Money Fund to invest, under normal conditions, at least 80% of its net assets in municipal securities that pay interest that, in the opinion of bond counsel, is exempt from federal and California state personal income tax and that is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). These constitute municipal obligations of the State of California and its political subdivisions of municipal authorities and municipal obligations issued by territories or possessions of the United States. The California Money Fund may invest, under normal conditions, up to 20% of its net assets in (1) municipal securities the interest on which is a preference item for purposes of the AMT (although the California Money Fund has no present intention of investing in such securities), and (2) taxable investments.

The California Money Fund will not invest 25% or more of its total assets in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities, general obligations of states and localities, state and local housing finance authorities, or municipal utilities systems.


Money Fund Risks. The Money Funds will invest in securities which the Investment Manager has determined, according to procedures approved by the Board and factors set forth under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), to present minimal credit risk. The ratings assigned to commercial paper and other corporate obligations, as well as the guidelines approved by the Board, are intended to enable the Investment Manager to minimize the credit risk with respect to the securities in the Money Funds' portfolios, but there can be no absolute assurance that the Investment Manager will be successful in this regard. If issuer defaults nevertheless occur representing a sufficiently large portion of a Money Fund's portfolios, the Money Fund may be unable to maintain stable net asset values of $1.00 per share.


CALIFORNIA BOND FUND

The California Bond Fund invests in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government - in each case that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax ("Municipal Securities") or exempt from federal and California personal income tax ("California Municipal Securities"). Thus, this Fund generally will have a lower return than if it primarily purchases higher yielding taxable securities. Generally, the value of the Municipal Securities and California Municipal Securities held by this Fund will fluctuate inversely with interest rates.


The California Bond Fund is a "non-diversified" investment company under the 1940 Act. However, the Fund is subject to diversification requirements under the Code, which means that, with respect to 50% of its total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of its total assets may be invested in as few as two issuers. Thus, up to 25% of the Fund's total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Bond Fund enjoys greater diversification than an investor holding a single municipal security. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, this Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.

MULTI-ASSET FUND


The Multi-Asset Fund invests primarily in shares of other open-end and closed-end investment companies (each, an "Underlying Fund"), including affiliated funds (i.e., the CNI Funds and the AHA Funds) to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. The affiliated funds in which the Multi-Asset Fund intends to invest a portion of its assets are the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund (together, the "Affiliated Underlying Funds"), each of which is managed by the Investment Manager. Generally, under the 1940 Act and Securities and Exchange Commission ("SEC") rules adopted pursuant to the 1940 Act, the Multi-Asset Fund's acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

     o The Multi-Asset Fund may own an unlimited amount of any affiliated fund's voting securities.

     o The Multi-Asset Fund and its "affiliated persons" may own no more than 3% of an unaffiliated fund's voting securities, subject to the following restrictions:

          o the Multi-Asset Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. ("FINRA") applicable to funds of funds;

          o the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

          o the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Multi-Asset Fund is obligated either to (i) seek instructions from its shareholders with regarding to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Multi-Asset Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

     o The sales load and distribution fees paid by the Multi-Asset Fund with respect to an Underlying Fund, aggregated with any distribution fees of the Multi-Asset Fund, may not be excessive under FINRA rules.

     o Any Underlying Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Multi-Asset Fund. The Multi-Asset Fund's purchase of such investment company securities results in the layering of expenses as Multi-Asset Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Under certain circumstances an open-end investment company in which the Multi-Asset Fund invests may determine to make payment of a redemption by the Multi-Asset Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Multi-Asset Fund may hold such securities until the Investment Manager determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Multi-Asset Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Multi-Asset Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.


PERMITTED INVESTMENTS


Investments by the Funds may include the following types of securities. With respect to the Multi-Asset Fund, references in this section to investments by a Fund include the Multi-Asset Fund's "direct" investments as well as its "indirect" investments (i.e., investments by its Underlying Funds).

Equity Securities. The Equity Funds and the Multi-Asset Fund will (as a principal investment strategy), and the Bond Funds may (as a non-principal investment strategy), invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks and fluctuation in value due to earnings, economic conditions and other factors that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.


Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.


Fixed Income Securities. The Money Funds, the Bond Funds and the Multi-Asset Fund will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds' fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Investors should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds' current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal, in the market's perception of the issuer's creditworthiness, and in the rating of any fixed income security by recognized rating agencies also affect the market value of that issuer's debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds' net asset values. See attached Appendix A for a discussion of fixed income ratings.

These Funds' performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and, cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.


ETFs. The Multi-Asset Fund will (as a principal investment strategy), and the Bond Funds and the the Equity Funds may (as a non-principal investment strategy), invest in exchange-traded funds ("ETFs"), which are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs, such as Barclays Global Investors' iShares funds, Standard & Poor's Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stock ("NASDAQ 100s") and Dow Jones DIAMONDS ("Diamonds"), may be organized as open-end funds or as unit investment trusts ("UITs"). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. iShares, SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of
(a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the applicable index (the "Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF's portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Corporate Bonds. The Corporate Bond Fund, the High Yield Bond Fund, the Prime Money Fund and the Government Money Fund (as a principal investment strategy) and the California Bond Fund, the Government Bond Fund, the California Money Fund, the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Low Grade, High Yield Debt. The High Yield Bond Fund (as a principal investment strategy) will, and the California Bond Fund, the Corporate Bond Fund, the Government Bond Fund, the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may, invest in low grade, high yield debt. There is no bottom limit on the ratings of high-yield securities that may be purchased or held by the Funds. In addition, those Funds may invest in unrated securities. Lower rated securities are defined as securities below the fourth highest rating category by an NRSRO, as discussed in the appendix attached hereto. Such obligations are speculative and may be in default. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager or Sub-Adviser will also monitor issuers of such securities.


Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing highest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.


Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund's advisers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Variable and Floating Rate Instruments. The Money Funds (as a principal investment strategy) and the Bond Funds, the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may invest in variable and floating rate instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

Convertible Securities and Warrants. The Equity Funds, the Bond Funds and the Multi-Asset Fund may (as a non-principal investment strategy) invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.


A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).


Section 4(2) Commercial Paper. The Money Funds (as a principal investment strategy) and the Bond Funds, the Equity Funds and the Multi-Asset Fund (as a non-principal investment strategy) may invest in Section 4(2) commercial paper.
Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another NRSRO if unrated, will be determined by the Investment Manager (or the relevant Sub-adviser) to be of comparable quality. These rating symbols are described in the Appendix.

To the extent that the Investment Manager (or Sub-Adviser), pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund's percentage limit on illiquid securities investment.


Illiquid Securities. The Funds may invest in illiquid securities as a non-principal investment strategy. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.


The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager (or Sub-Adviser, if any) pursuant to guidelines approved by the Board. The Investment Manager (or Sub-Adviser) will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades.

No Money Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 10% of the Fund's net assets valued at the time of the transaction are invested in such securities. No Equity Fund or Bond Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 15% of the Fund's net assets valued at the time of the transaction are invested in such securities. Each Fund will monitor the level of liquidity and take appropriate action, if necessary, to attempt to maintain adequate liquidity. The investment policy on the purchase of illiquid securities is non-fundamental.


Mortgage-Related Securities and Derivative Securities. The Funds may invest in mortgage-related securities as a non-principal investment strategy. A mortgage-related security is an interest in a pool of mortgage loans and can be considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. These Funds use these securities in an effort to enhance return and as a means to make certain investments not otherwise available to these Funds.

If a Fund purchases mortgage-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.


         Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of Government Securities with comparable "lives" largely due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

         Mortgage-Related Securities - GNMA. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

         Mortgage-Related Securities - FNMA. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

         Mortgage-Related Securities - FHLMC. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

         Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and "CMOs" collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class

CMOs ("PAC Bonds") are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale. The value of these securities may be very volatile.

         Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.


The values of derivative securities known as "floaters" and "inverse floaters" vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

Asset-Backed Commercial Paper. The Prime Money Fund and the Government Money Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in asset-backed commercial paper and other Eligible Securities (as that term is defined below) as a non-principal investment strategy. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

Each of the Funds intends to obtain repayment of asset-backed commercial paper from identified pools of assets including automobile receivables, credit-card receivables, and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets.

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.


Asset-Backed Securities. The Funds may invest in asset-backed securities as a non-principal investment strategy. These types of securities represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. These securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund's portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund's yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Variable Rate Demand Notes. The California Money Fund and the California Bond Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in variable rate demand notes ("VRDNs") as a non-principal investment strategy. VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Funds also may invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.


Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, these Funds may invest in such VRDNs, the issuers or underlying institutions of which the Investment Manager (or Sub-Adviser) believes are creditworthy and satisfy the quality requirements of these Funds. The Investment Manager (or Sub-Adviser) periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.


Exchange-Traded Notes. The Multi-Asset Fund may invest in exchange-traded notes ("ETNs") as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indexes. The Fund's investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Foreign Securities. The Multi-Asset Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in securities issued by companies and governments of foreign countries. The Small Cap Value Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Fund's investment policies, a Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.


Shareholders should consider carefully the substantial additional risks involved in investing in foreign securities. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, the Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments by the Funds in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to a Fund if the value of the portfolio security declined, or result in claims against a Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.


Certain securities may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect a Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Manager's (or Sub-Adviser's) ability to predict movements in exchange rates.


Some countries in which the Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on a Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Funds. A Fund may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

The Funds may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Investment Manager (and each Sub-Adviser, as relevant) considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Investment Manager (and each Sub-Adviser, as relevant) also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

Emerging Market Securities. The Multi-Asset Fund (as a principal investment strategy) and the Equity Funds and the Bond Funds (as a non-principal investment strategy) may invest in securities of companies in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.


The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries' debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.


Futures and Options on Futures. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in futures contracts and options on futures contracts as a non-principal investment strategy. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.


An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.


In order to avoid leveraging and related risks, when one of the Funds invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.


There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.


The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as "marked to market"). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.


Hedge Funds. As a non-principal investment strategy, the Multi-Asset Fund and the Equity Funds may invest in private investment funds ("Hedge Funds") managed by various investment managers ("Managers") that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through a Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. In addition, because an incentive-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund's assets, the allocation may be greater than if it were based solely on realized gains. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Each Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Hedge Funds and the Fund generally. Accordingly, a Manager that manages a Hedge Fund with positive performance may receive incentive-based compensation from the Fund, which will be borne indirectly by the Fund's shareholders, even if the Fund's overall returns are negative. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use.

Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund's withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

Short Sales. The Multi-Asset Fund may engage in short sales of securities as a non-principal part of its overall portfolio management strategy. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at its price at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, it the price declines, the Fund will realize a capital gain. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Any gain will be decreased, and any loss increased, by the transaction costs incurred in effecting the short sale.

Until the security is replaced, the Fund may be required to pay the lender amounts equal to any dividend or interest which accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund's short position.

Swap Agreements. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in swap agreements as a non-principal investment strategy. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, a swap agreement has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Investment Company Shares. The Multi-Asset Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. Investment companies in which a Fund invests typically incur fees that are separate from those fees incurred directly by the Fund. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. The Funds limit investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules. Generally, under the 1940 Act, a Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company. In addition, any acquisitions of investment company shares by any Affiliated Underlying Funds (i.e., the Funds in which the Multi-Asset Fund invests, which currently may include the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund) are subject to the following restrictions: (a) no more than 5% of the Affiliated Underlying Fund's total assets may be invested in any one investment company, and (b) an Affiliated Underlying Fund's investments in all investment companies is limited to 10% of the Fund's total assets. These restrictions may not apply to the Fund's investments in money market mutual funds, if the Fund's investments fall within the exceptions set forth under SEC rules. See "Investment Techniques and Risk Considerations - Multi-Asset Fund" above for more information about the restrictions applicable to acquisitions by the Multi-Asset Fund of shares of investment companies under the 1940 Act.

Zero Coupon Bonds. The Money Funds (as a principal investment strategy) and all other Funds may (as a non-principal investment strategy) invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The "original issue discount" on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

Pay-In-Kind Bonds. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in pay-in-kind bonds as a non-principal investment strategy. These are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.


REITs. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in real estate investment trusts ("REITs") as a non-principal investment strategy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.


A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.


Privatizations. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in "privatizations" -foreign governmental programs of selling interests in government-owned or -controlled enterprises - which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in "special situations" - joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. Such Funds believe that carefully selected special situations could enhance their capital appreciation potential. The Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Investment Manager (or Sub-Adviser) based on criteria reviewed by the Board.

Forward Foreign Currency Contracts. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may enter into forward foreign currency contracts. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Funds may enter into contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of the Funds denominated in such foreign currency.

By entering into forward foreign currency contracts, the Funds will seek to protect the value of their investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. These Funds may realize gains or losses from currency transactions. Each of these Funds will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

Municipal Securities. The California Money Fund and the California Bond Fund (as a principal investment strategy) and the Prime Money Fund, the Government Money Fund, the Corporate Bond Fund, the Government Bond Fund, the High Yield Bond Fund, the Equity Funds and the Multi-Asset Fund (as a non-principal investment strategy) may invest in municipal securities. Municipal securities consist of
(1) debt obligations issued by state and local governments or by public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.


General debt obligation bonds are backed by the taxing power of the issuing municipality. Revenue obligations are backed by the revenue of a project or facility, for example, tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development obligations generally depends solely on the ability of the revenues generated by the use of the specified facilities.

         Municipal Leases. The California Money Fund, the California Bond Fund and the High Yield Bond Fund may invest in municipal lease obligations - instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. Specifically, in the state of California there are often legal covenants to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years if the project is not available for use and occupancy. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

         Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from 90 days to 397 days.

         Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. The California Money Fund, the California Bond Fund and the High Yield Bond Fund may purchase certain private activity or industrial development bonds, the interest paid on which is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the revenues generated by the use of the facility to meet its financial obligations and the pledge.


Options on Securities, Securities Indices and Currencies. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. These Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.


Each of these Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of these Funds normally will purchase put options in anticipation of an decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

Each of these Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

Each of these Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, Government Securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund's total assets.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' option orders.


Repurchase Agreements. The Prime Money Fund and the Government Money Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may engage in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Investment Manager (or Sub-Adviser, if applicable) will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Funds to enter into repurchase agreements with any bank the Investment Manager (or Sub-Adviser) may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Investment Manager (or Sub-Adviser) will monitor compliance with this requirement.


Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Funds are treated as unsecured creditors. Repurchase agreements, in some circumstances, may not be tax-exempt.


Lending of Portfolio Securities. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may lend their portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Investment Manager on behalf of the Funds. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, Government Securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will have the ability to recall securities in order to exercise voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Investment Manager (or Sub-Adviser) to be creditworthy, and when, in the judgment of the Investment Manager (or Sub-Adviser), the income which can be earned currently from such loans justifies the attendant risk.


Standby Commitments and Put Transactions. The California Money Fund and the California Bond Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may engage in standby commitments and put transactions. The Investment Manager and each Sub-Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when these Funds can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit these Funds to meet redemptions and remain as fully invested as possible in municipal securities.

The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to institutions which the Investment Manager (or Sub-Adviser) believes present minimum credit risks, and the Investment Manager (or Sub-Adviser) will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. If any writer is unable to honor a put for financial reasons, the investing Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities under certain circumstances (e.g., provisions excusing the writer from repurchasing securities if there if a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit, or provisions that puts will not be exercised except in certain special cases, such as to maintain portfolio liquidity). The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, the Fund could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.


Highly Liquid Investments. The Money Funds and the Multi-Asset Fund (as a principal investment) and all other Funds (as a non-principal investment) may invest in cash and cash equivalents. The Funds may invest in bank notes, bankers' acceptances, certificates of deposit, and interest-bearing time or other interest-bearing deposits in commercial or savings banks. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by commercial banks. Bankers' acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. A certificate of deposit (a "CD") is an interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

Eurodollar Certificates of Deposit and Foreign Securities. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in Eurodollar certificates of deposit and foreign securities as a non-principal investment strategy. Before investing in Eurodollar certificates of deposit, the Investment Manager will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.


Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, as described above. All such securities will be U.S. dollar denominated.


Tax Exempt Commercial Paper. The California Bond Fund and the California Money Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in tax-exempt commercial paper. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

U.S. Government Agency Obligations. The Government Bond Fund, the Prime Money Fund and the Government Money Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in U.S. agency obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank ("FHLB"), the Student Loan Marketing Association, the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), others are supported by the right of the issuer to borrow from the Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations. The Government Bond Fund, the Prime Money Fund and the Government Money Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in U.S. Treasury Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

When-Issued Securities. The Funds may invest in when-issued securities as a non-principal investment strategy. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to these Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager (or Sub-Adviser) deems it appropriate to do so.







Borrowing Policy. The Funds may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to 33 1/3% of the value of each Fund's total assets in order to meet redemption requests without immediately selling any portfolio securities. The Funds will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. The Multi-Asset Fund's Underlying Funds may be subject to different policies, other than the 33 1/3% percentage limitation. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

Concentration. None of the Funds may concentrate (i.e., invest more than 25% of a Fund's net assets) in any industry, except that a Fund may invest more than 25% of its net assets in the securities of other registered investment companies and securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The Multi-Asset Fund will consider the investments of each Affiliated Underlying Fund, in addition to the direct investments by the Fund, to determine that in the aggregate no more than 25% of the Fund's net assets is invested in any industry. If the Multi-Asset Fund invests in any unaffiliated fund that is concentrated in any industry, the Fund will also consider the investments of that unaffiliated fund to determine that in the aggregate no more than 25% of the Fund's net assets is invested in any industry. Generally, the Multi-Asset Fund expects that any such concentrated unaffiliated fund would be designed to track an index, which the Fund would use to determine the concentrated unaffiliated fund's sector allocation. Because the Multi-Asset Fund has the ability to invest in concentrated funds, from time to time it may inadvertently become concentrated in an industry, which will subject the Fund to losses arising from adverse developments with respect to that industry to a greater extent than if the Fund were not concentrated. If the Multi-Asset Fund were to become inadvertently concentrated, the Fund will take corrective action to ensure compliance with its concentration policy.

California Municipal Securities. Because the California Bond Fund and the California Money Fund invest primarily in California Municipal Securities, the value of their portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California (sometimes referred to in this section as the "State") and its municipalities, authorities and other instrumentalities that issue such securities. The following information is based on information available as of the date of this Statement of Additional Information primarily from official statements and prospectuses relating to securities offerings of the State, the latest of which is dated November 29, 2007.


General Economic Conditions
---------------------------

The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors resulted in a serious erosion of General Fund tax revenues. In recent years, the State has derived a significant portion of its revenue from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenues have been volatile.

California's geographic location subjects it to earthquake risks. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

State Budgets
-------------


2007 Budget Act. The Governor's Budget for the 2007-08 fiscal year, released in January 2007, projected General Fund revenues and transfers of $101.3 billion and expenditures of $103.1 billion, with a $1.9 billion budget operating deficit for such fiscal year. The Governor's Budget proposed closing the operating deficit by applying a portion of the then estimated $3.2 billion General Fund balance from the 2006 Budget, leaving fiscal year 2007-08 with a $2.1 billion reserve, significantly better than earlier estimates by the Governor and the State's Legislative Analyst's Office (the "LAO").

In its January 12, 2007 Overview of the 2007-08 Governor's Budget, the LAO concluded that the 2007-08 budget "contains a significant number of downside risks and is based on a number of optimistic assumptions." Even if the budget were adopted as proposed, the LAO believed that the budgeted savings and new revenues would fall short of levels estimated by the Governor's budget. Further, the LAO projected that the State would continue to face structural deficits in outlying years and recommended that the Legislature develop a more realistic budget.

In February 2007, the LAO released a further analysis of the budget and the Governor's proposals. Based on newer data, the LAO projected that 2007-08 expenditures would exceed revenues by $2.6 billion which would leave the State with a $726 million year-end deficit, compared to the Governor's

January estimate of a $2.1 billion positive General Fund reserve. In addition the State would face operating deficits in outlying years through the 2010-11 fiscal year.

The 2007 May Revision to the Governor's Budget projected revenues and transfers that roughly equaled those predicted in January, although it projected additional expenditures of approximately $600 million compared to the January budget release. The 2007 May Revision forecasted General Fund revenues and transfers for the fiscal year ending June 30, 2008 of $101.3 billion and expenditures of $103.8 billion. By applying a then estimated General Fund balance for fiscal year 2006-07 of $4.0 billion, the State projected it would end the 2007-08 fiscal year with a balance of $1.5 billion, a decrease of nearly $2.5 billion compared to 2006-07.

In May 2007, the LAO released its Overview of the 2007-08 May Revision, in which it focused on certain economic uncertainties facing the State. The State faces potential risks associated with the declining housing market and the effects of high crude oil and retail gasoline prices. The LAO concluded that "adverse developments in these areas could significantly impact both overall economic performance and state revenues." The LAO reiterated its earlier warning that one-time solutions in the proposed budget failed to address structural deficits in outlying years.

The Governor signed the 2007 Budget Act on August 24, 2007, using his line item veto authority to reduce General Fund appropriations by $703 million from those approved by the Legislature. The 2007 Budget Act contains substantially similar proposals as contained in the Governor's 2007-08 May Revision. The 2007 Budget Act forecasted $102.3 billion in General Fund revenues and transfers and $102.3 billion in expenditures, an increase of $1.0 billion and a decrease of $1.5 billion, respectively, compared to the May Revision. The 2007 Budget Act projected that by utilizing the prior fiscal year's $4.1 billion General Fund balance, the General Fund would end the fiscal year with a balance of about $4.1 billion. The 2007 Budget Act assumed that the State would not issue Economic Recovery Bonds or raise taxes.

Significant Deterioration of State Finances. Although the 2007 Budget Act was in operating balance at the time it was adopted, the Governor projected there would be an operating deficit of about $6.1 billion for 2008-09 absent further corrective actions. Subsequent to the adoption of the 2007 Budget Act, fiscal year-to-date revenues were much lower than projected and continuing economic difficulties existed, particularly in the housing market.

On November 14, 2007, the State's Department of Finance issued its "Finance Bulletin" (the "November Finance Bulletin") reporting actual General Fund receipts. The November Finance Bulletin also reported that recent economic data confirmed ongoing effects of the housing slump in the State. The November Finance Bulletin reported that fiscal year-to-date General Fund cash receipts were about $1.1 billion, or 3.8%, below those forecasted in the 2007 Budget Act.

On the same date, the LAO released a report titled "California's Fiscal Outlook
- LAO Projections 2007-08 through 2012-13." Among other things, this report projected that the 2007-08 revenues had deteriorated by about $6 billion compared to the projections in the 2007 Budget Act, which exceeded the projected year-end General Fund balance of $4.1 billion. The report also projected that about $10 billion of budget solutions would be needed to balance the 2008-09 Budget.

The 2008 Governor's Budget projected that the 2007-08 fiscal year would end with a $3.3 billion deficit that would grow to $14.5 billion in 2008-2009 if left unchecked.

2008 Governor's Budget. The Governor's Budget for the 2008-09 fiscal year was released in January 2008. Concurrently, the Governor declared a fiscal emergency and a special session of the State legislature to address the $14.5 billion projected deficit for 2008-09. Among other measures, the Governor's Budget proposed a "Budget Stabilization Act", a State Constitutional Amendment to reform the budget process. If approved, the Act would create a Revenue Stabilization Fund into which revenues exceeding budgeted projections would be set aside from the General Fund for use in outlying years. Further, the Act would also require automatic reductions in State appropriations during the course of a fiscal year if mid-year deficits were projected. The budget also proposed strict spending restraint, the suspension of earlier approved accelerated bond repayments, accruing tax revenues received in fiscal year 2009-10 to 2008-09 and the issuance of $3.3 billion in Economic Recovery Bonds.

Assuming that the State adopted such measures, the Governor projected General Fund revenues and transfers for the fiscal year ending June 30, 2009 of $102.9 billion, and expenditures of $101.0 billion, for a projected $1.9 billion budget operating surplus. With the projected $1.8 billion General Fund balance from the 2007-08 fiscal year, the Governor's Budget proposed leaving 2008-09 with a $3.7 billion reserve.

In its January 14, 2008 Overview of the 2008-09 Governor's Budget, the LAO concluded that the 2008-09 budget "uses a mix of both one-time and ongoing solutions to close the 2008-09 budget gap." The LAO concurred with the Governor's revenue forecasts, but expressed concern that there are further downside economic risks that could further diminish revenues. The LAO criticized the Governor's proposal for "across-the-board" spending reductions and suggested the Governor eliminate or significantly reduce low-priority State programs while preserving higher priority programs. The LAO also encouraged the Governor to explore revenue-raising proposals.


Constraints on the Budget Process. Proposition 58, approved in March 2004 with the State's Economic Recovery Bonds, requires the State to enact a balanced budget and establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency and call the Legislature into special session to consider that legislation. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Future Budgets. It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness
------------------


General Obligation Bonds and Revenue Bonds. As of January 1, 2008, the State had approximately $59.9 billion aggregate principal of outstanding long-term general obligation bonds and revenue bonds. Including estimated interest of approximately $36.6 billion, the State's debt service requirements for general obligation bonds and revenue bonds totaled nearly $96.4 billion. As of October 1, 2007, general obligation bond authorizations of approximately $68.0 billion remained unissued.

Ratings. As of January 23, 2008 the State's general obligation bonds were rated A1 by Moody's, A+ by Standard & Poor's, and A+ by Fitch Ratings. It is not possible to determine whether, or the extent to which, Moody's, Standard & Poor's or Fitch Ratings will change such ratings in the future.

Strategic Growth Plan. Coinciding with the release of the Governor's 2006-07 budget, the Governor announced a "Strategic Growth Plan" for the State in which he proposed that the State spend nearly $223 billion over 10 years on State infrastructure programs such as transportation, education, flood control, public safety and courts. The Strategic Growth Plan would be financed in part through the issuance of $68 billion in general obligation bonds. In response to the Governor's proposal, the Legislature in May 2006 approved a $116 million Strategic Growth Plan package, which included $37.3 in new general obligation bonds (approved by the voters on November 7, 2006), $50.1 billion in existing funding, and $28.4 billion in new leveraged funding sources. The Strategic Growth Plan proposes that the new general obligation bonds be placed on the ballot in the 2008 and 2010 elections and additional leveraged funding through the use of public-private partnerships. Assuming these ballot measures are approved, total funding for the Strategic Growth Plan could total $210 billion.


Local Government
----------------

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County, Orange County and San Diego County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

According to the State, the 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the Vehicle License Fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.

Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. If the State does not provide funding for an activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate will be suspended. In addition, Senate Constitutional Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

Constitutional, Legislative and Other Factors
---------------------------------------------

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds. Various types of appropriations are excluded from the Appropriations Limit.

The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-14 schools.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact of this or related legislation on the bonds in the portfolios of the California Bond Fund and the California Money Fund.

Article XIII B and other Articles of the State Constitution were adopted as measures that qualified for the ballot pursuant to the State's initiative process. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives were adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

Effect of other State Laws on Bond Obligations. Some of the California Municipal Securities that the California Bond Fund and the California Money Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

Litigation
----------

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.


On August 8, 2005, a lawsuit titled California Teachers Association et al. v. Arnold Schwarzenegger et al. was filed. Plaintiffs - California Teachers Association, California Superintendent of Public Instruction Jack O'Connell, and various other individuals - allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-05 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution. In 2006, the parties reached a settlement, which was ratified by the Legislature and approved by the Governor. The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts (approximately $3 billion in the aggregate) through the 2013-14 fiscal year.

On November 15, 2005, a California Superior Court judge entered a decision in a case which sought judicial validation for the issuance by the State of pension obligation bonds. The judge ruled the bonds were not valid. The State appealed, but it will not be able to issue pension obligation bonds until the matter is finally resolved. For the 2005-06 fiscal year, the State made payments of about $525 million for a portion of the fiscal year contribution to the California Public Employees' Retirement System which had been planned to be funded from the bonds. Neither the 2007 Budget Act nor the 2008 Governor's Budget calls for the issuance of any pension obligation bonds.



                 INVESTMENT RESTRICTIONS - EQUITY AND BOND FUNDS


FUNDAMENTAL POLICIES


Except as otherwise indicated, the following investment limitations are fundamental policies of the Equity and Bond Funds and may not be changed without shareholder approval.


No Equity Fund or Bond Fund may:

1. Other than the California Bond Fund, with respect to 75% of its total assets,
(i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Other than with respect to the Small Cap Value Fund, to the extent that its borrowings exceed 5% of its total assets,
(i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

4. Other than the Small Cap Value Fund, make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities. The Small Cap Value Fund may not make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Other than with respect to the Small Cap Value Fund, purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. The Small Cap Value Fund may not purchase or sell real estate, physical commodities, or commodities contracts. As a matter of operating policy, the Board of Trustees may authorize the Small Cap Value Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC"), except that this restriction shall not be deemed to prohibit the Small Cap Value Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Other than with respect to the Small Cap Value Fund, invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

9. The Small Cap Value Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. The foregoing shall not preclude the Small Cap Value Fund from obtaining such short-term credit as may be necessary for clearance of purchases and sales of its portfolio securities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the investment limitations in each prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES


The following policies of the Equity and Bond Funds are non-fundamental and may be changed by the Board without a vote of shareholders.


No Equity Fund or Bond Fund may:

1. Other than with respect to the Small Cap Value Fund, pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2. Invest in companies for the purpose of exercising control.

3. Other than with respect to the Small Cap Value Fund, purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

5. Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. The Small Cap Value Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.


Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund's purchase of an illiquid security, more than 15% of the Fund's net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.



                   INVESTMENT RESTRICTIONS - MULTI-ASSET FUND

The following investment restrictions apply to the Multi-Asset Fund. The Multi-Asset Fund's Underlying Funds are subject to different investment restrictions.

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Multi-Asset Fund and may not be changed without shareholder approval.

The Multi-Asset Fund may not:

1. Change its classification from a diversified fund (which means that it may not, with respect to at least 75% of its total assets, invest more than 5% of its total assets invested in the securities of one issuer (and not more than 10% of the outstanding voting securities of such issuer), plus cash, Government securities, and securities of other investment companies) to a non-diversified fund.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. The Fund may only borrow money from banks. To the extent that its borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate or physical commodities, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), or special situations, such as limited partnerships, that may invest in real estate or commodities.

5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

8. Concentrate (i.e., invest more than 25% of the Fund's net assets) in any industry, except that the Fund may invest more than 25% of the Fund's net assets in the securities of other registered investment companies and securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following policies of the Multi-Asset Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

The Multi-Asset Fund may not:



1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing, in an amount not exceeding 33 1/3% of the value of the Fund's total assets.

2. Invest in companies for the purpose of exercising control.

3. Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to the Fund's purchase of an illiquid security, more than 15% of the Fund's net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded.

POLICIES OF AFFILIATED UNDERLYING FUNDS

The investment restrictions applicable to the Affiliated Underlying Funds (i.e., the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund) are as set forth above under "Investment Restrictions - Equity and Bond Funds."

POLICIES OF UNAFFILIATED UNDERLYING FUNDS

Each unaffiliated Underlying Fund has its own investment policies and may pursue investment strategies to the fullest extent permitted by the 1940 Act and such policies. For example, under the 1940 Act, a registered investment company may borrow money from a bank (in an amount not exceeding 33 1/3% of the value of its total assets), make loans (if less than 33 1/3% of its total assets would be loaned to other parties), purchase derivatives, enter into forward currency transactions, futures contracts, and options transactions, purchase restricted and illiquid securities, purchase securities on a when-issued or delayed delivery basis, enter into repurchase or reverse repurchase agreements, and engage in various other investment practices, all of which entail various risks.

                      INVESTMENT RESTRICTIONS - MONEY FUNDS

Except as otherwise noted with an asterisk (*), the restrictions of the Money Fund below are non-fundamental and can be changed as to a Money Fund by the Board without a vote of shareholders.


The Money Funds may not:

1. *Subject to the provisions of Rule 2a-7 under the 1940 Act, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2. Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

3. *Concentrate 25% or more of the value of its total assets in any one industry; provided, however, that a Fund may invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies. As to the California Money Fund, this restriction does not apply to municipal securities in any of the following categories: public housing; general obligations of states and localities; state and local finance authorities or municipal utilities systems.

4. Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the 1933 Act). The Money Funds will invest no more than 10% of their net assets in illiquid securities.

5. *Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6. Invest for the purpose of exercising control or management of another issuer.

7. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as may otherwise be permitted by a Fund's prospectus and the 1940 Act.

8. *Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

9. *Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. Any borrowings by a Fund will not be collateralized. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary to meet that limitation.

10. Write, purchase or sell puts, calls or combinations thereof except as otherwise noted in this Statement of Additional Information.

11. Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

12. *Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

13. *Issue senior securities as defined in the 1940 Act.

14. Invest in interests or leases in oil, gas or other mineral exploration or development programs.

Except for restrictions (3), (4) and (9), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net or total assets will not be considered a violation of that restriction.

The Money Funds will only purchase securities that the Investment Manager has determined, according to procedures approved by the Board and factors set forth in Rule 2a-7 under the 1940 Act, present minimal credit risk and are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities"). An Eligible Security is:

(1) a security with a remaining maturity of 397 days or less: (a) that is rated by an NRSRO (currently Moody's, S&P, Fitch or, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt) in one of the two highest rating categories for short-term debt obligations (two NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security;

(3) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the three highest rating categories from the requisite NRSROs for long-term debt obligations; or

(4) a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risk.

A First Tier Security is any Eligible Security, as defined above, that (1) carries (or if other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security), (2) has been determined by the Investment Manager, pursuant to guidelines adopted by the Board, to be of comparable quality to such a security, (3) is a security issued by a registered investment company that is a money market fund, or (4) is a U.S. Government security (a "Government security"). A Second Tier Security is any other Eligible Security.


Each Fund limits its investments in the First Tier Securities of any one issuer to no more than 5% of its total assets (repurchase agreements collateralized by non-Government Securities will be taken into account when making this calculation); provided, however, that (1) the California Money Fund may invest up to 25% of the value of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act, and (2) each of the Prime Money Fund and the Government Money Fund may invest up to 25% of the value of its total assets without regard to this restriction for a period of up to three business days as permitted by Rule 2a-7, provided that neither such Fund may invest in the securities of more than one issuer in accordance with the foregoing proviso at any time. Moreover, a Fund's total holdings of Second Tier Securities will not exceed 5% of its total assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of a Fund's total assets or $1 million. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government Securities will be First Tier Securities at the time the repurchase agreements are executed.



                             MANAGEMENT OF THE TRUST


The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with CNAM, Inc., the investment manager to the Funds or CCM Advisors, LLC ("CCM Advisors"), the investment manager to the AHA Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. None of the Trustees other than Vernon C. Kozlen is an "interested person" of the Trust, as defined in the 1940 Act (each, an "Independent Trustee," and collectively, the "Independent Trustees").


                              INDEPENDENT TRUSTEES


Name                       Position      Term of       Principal Occupation for      Number of         Other Directorships Held
Address                    with the      Office*       the                           Portfolios in     by Trustee
Age                        Trust         and Length    Past Five Years               Fund Complex
                                         of Time                                     Overseen by
                                         Served                                      Trustee
Irwin G. Barnet, Esq.      Trustee       Since 1999    Attorney and partner, Reed    16                None
Reed Smith LLP                                         Smith LLP, a law firm
1901 Avenue of the                                     (2003-present).  Attorney
Stars, #700                                            and principal, Crosby,
Los Angeles,                                           Heafey, Roach & May P.C.,
California  90067                                      a law firm (2000-2002 ).
Age: 69                                                Attorney and principal,
                                                       Sanders, Barnet, Goldman,
                                                       Simons & Mosk, a law firm
                                                       (1980-2000).


Victor Meschures**         Trustee       Since 1999    Certified Public              16                None
Meschures, Campeas,                                    Accountant, Meschures,
Thompson, Snyder and                                   Campeas, Thompson,
Pariser, LLP                                           Snyder and Pariser, LLP,
8383 Wilshire                                          an accounting firm
Boulevard, Suite 500                                   (1964-present).
Beverly Hills, CA 90211
Age: 69



Name                       Position      Term of       Principal Occupation for      Number of         Other Directorships Held
Address                    with the      Office*       the                           Portfolios in     by Trustee
Age                        Trust         and Length    Past Five Years               Fund Complex
                                         of Time                                     Overseen by
                                         Served                                      Trustee
William R. Sweet           Trustee       Since 1999    Retired. Executive Vice       16                None
81 Mt. Tiburon Road                                    President, Union Bank of
Tiburon, California                                    California (1985-1996).
94920
Age: 70


James Wolford***           Trustee       Since 1999    Chief Financial Officer,      16                None
CNI Charter Funds                                      Bixby Land Company, a
400 North Roxbury Drive                                real estate company
Beverly Hills,                                         (2004-present). Regional
California 90210                                       Financial Officer,
Age: 53                                                AIMCO, a real estate
                                                       investment trust (2004).
                                                       Chief Financial Officer,
                                                       DBM Group, a direct mail
                                                       marketing company
                                                       (2001-2004). Senior Vice
                                                       President and Chief
                                                       Operating Officer,
                                                       Forecast Commercial Real
                                                       Estate Service, Inc.
                                                       (2000-2001). Senior Vice
                                                       President and Chief
                                                       Financial Officer, Bixby
                                                       Ranch Company
                                                       (1985-2000).



     * Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.


     ** Meschures, Campeas, Thompson, Snyder and Pariser, LLP ("MCTSP"), of which Mr. Meschures is a senior partner, has a $200,000 outstanding line of credit with CNB which expires in 2008. Any outstanding balance bears interest at the prime rate. The partners of MCTSP, including Mr. Meschures, have formed an investment partnership which has a $300,000 outstanding line of credit with CNB at an interest rate of 1.0% less than the prime rate which expires in 2008. No balances are outstanding under either line of credit as of November 20, 2007. The other Independent Trustees have determined that Mr. Meschures should continue to be classified as a trustee who is not an "interested person" of the Trust, as defined in the 1940 Act, because CNB's loans to MCTSP and the investment partnership were made in the ordinary course of business.

     *** Bixby Land Company, of which Mr. Wolford is the Chief Financial Officer, currently has a $40 million revolving line of credit with CNB at an interest rate of 0.75% less than the prime rate, which expires in June 2007. The Company's outstanding balance was $11.0 million as of April 13, 2007. In addition the Company has an $80 million unsecured and one-time revolving acquisition facility priced at 0.75% less than the prime rate, which has a maturity date of August 8, 2009. There was no outstanding balance on this line as of April 13, 2007. The Company also has a $10 million loan at an interest rate of 5.84% from CNB secured by an office building located in San Diego, which expires in 2012, and a $6.46 million construction loan at an interest rate of 0.50% less than the prime rate, with an outstanding balance of $6.3 million as of April 13, 2007. The loan is to finance the construction of an industrial building in Redlands, California, and is due September 2007. The Company also has a $17.3 million construction loan at an interest rate of 0.50% less than the prime rate to finance construction of another industrial building in Redlands, California. The loan matures in August 2009, and the balance on the loan at April 13, 2007 was $12.3 million. The other Independent Trustees have determined that Mr. Wolford should continue to be classified as a trustee who is not an "interested person" of the Trust, as defined in the 1940 Act, because CNB's existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

                               INTERESTED TRUSTEE


Name                      Position     Term of      Principal Occupation for   Number of        Other Directorships Held
Address                   with the     Office*      the                        Portfolios in    by Trustee
Age                       Trust        and Length   Past Five Years            Fund Complex
                                       of Time                                 Overseen by
                                       Served                                  Trustee
Vernon C. Kozlen**        Trustee      Since May    President and Chief        16               None
CNI Charter Funds                      2007         Executive Officer, CNI
400 N. Roxbury Drive                                Charter Funds
Beverly Hills, CA                                   (2000-2007).  Executive
90210                                               Vice President and
Age: 64                                             Director of Asset
                                                    Management Development,
                                                    CNB (1996-2007).
                                                    Director, Reed, Conner &
                                                    Birdwell LLC
                                                    (2000-2007), and
                                                    Convergent Capital
                                                    Management, LLC
                                                    (2003-2007). Chairman of
                                                    the Board, CNAM, Inc.
                                                    (2001-2005). Chairman of
                                                    the Board, City National
                                                    Securities, Inc.
                                                    (1999-2005).  Director,
                                                    CNAM, Inc. (2001-2006),
                                                    and City National
                                                    Securities, Inc.
                                                    (1999-2006).


      Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.


   ** Mr. Kozlen is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his position with CNB, the parent company of CNAM, Inc., until March 2007.

                                    OFFICERS

Name                        Position with the    Term of Office*     Principal Occupation for the
Address                     Trust                and Length of       Past Five Years
Age                                              Time Served
Timothy D. Barto            Vice President       Since 2000          Attorney, Vice President and Assistant Secretary
SEI Investments             and Assistant                            of SEI Investments (1999- Present). Vice
One Freedom Valley Drive    Secretary                                President and Assistant Secretary of
Oaks, Pennsylvania  19456                                            Administrator (1999-Present). Officer of various
Age: 39                                                              investment companies administered by
                                                                     Administrator (1999-2004). Assistant Secretary of
                                                                     the Distributor (2003-2004). Vice President of
                                                                     the Distributor (1999-2004).

Eric Kleinschmidt           Controller and       Since 2005          Director of Fund Accounting, SEI Investments
SEI Investments             Chief Operating                          (2004-Present).  Manager of Fund Accounting, SEI
One Freedom Valley Drive    Officer                                  Investments (1999-2004).
Oaks, Pennsylvania  19456
Age: 39



Richard D. Byrd             President and        Since May 2007      Executive Vice President, CNB (2005-Present).
City National Bank          Chief Executive                          Chairman of the Board, City National Securities,
400 N. Roxbury Drive        Officer                                  Inc. (2005-Present).  Executive Vice President,
Beverly Hills, CA  90210                                             Wells Fargo Bank (1997-2005).
Age: 47

Name                        Position with the    Term of Office*     Principal Occupation for the
Address                     Trust                and Length of       Past Five Years
Age                                              Time Served


Valerie Y. Lewis            Vice President and   Since 2005          Chief Compliance Officer, CNAM, Inc. (August,
City National Bank          Chief Compliance                         2005- present). Fund Boards Specialist -
400 N. Roxbury Drive        Officer                                  Assistant Secretary, Capital Research and
Beverly Hills, CA  90210                                             Management Company and Capital International,
Age: 51                                                              Inc. (1999-2005).



James Ndiaye                Vice President       Since 2005          Attorney, SEI Investments Company (2004-present).
SEI Investments             and Assistant                            Vice President, Deutsche Asset Management
One Freedom Valley Drive    Secretary                                (2003-2004). Associate, Morgan Lewis & Bockius
Oaks, Pennsylvania  19456                                            LLP (2000-2003). Assistant Vice President, ING
Age: 39                                                              Variable Annuities Group (1999-2000).



Michael T. Pang             Vice President &     Since 2005          Attorney, SEI Investments Company (2005-present).
SEI Investments             Assistant                                Counsel, Caledonian Bank & Trust's Mutual Funds
One Freedom Valley Drive    Secretary                                Group (2004-2005).  Counsel, Permal Asset
Oaks, Pennsylvania  19456                                            Management (2001-2004).  Associate, Schulte, Roth
Age: 35                                                              & Zabel's Investment Management Group
                                                                     (2000-2001).



Rodney J. Olea              Vice President       Since 2000          Senior Vice President, CNAM, Inc. (2001-present).
City National Bank                                                   Senior Vice President and Director of Fixed
400 N. Roxbury Drive                                                 Income, CNB (1994-present).
Beverly Hills, CA  90210
Age: 42



Sofia A. Rosala             Vice President       Since 2004          Vice President and Assistant Secretary, SEI
SEI Investments             and Secretary                            Investments Fund Management (2005-present).
One Freedom Valley Drive                                             Compliance Officer of SEI Investments
Oaks, Pennsylvania  19456                                            (2001-2004). Account and Product Consultant, SEI
Age: 33                                                              Private Trust Company (1998-2001).



Timothy G. Solberg          Vice President       Since 2005          Managing Director and Chief Investment Officer,
CCM Advisors, LLC           and Assistant                            CCM Advisors (2001-present);  Director of
190 S. LaSalle Street       Secretary                                Marketing and Client Services, Hewitt Investment
Suite 2800                                                           Group, a Division of Hewitt Associates LLC
Chicago, IL  60603                                                   (1989-2001).
Age: 54



Susan S. Rudzinski          Vice President       Since May 2007      Compliance Director, Convergent Capital
CCM Advisors, LLC                                                    Management, LLC (2006-present); Self-employed
190 S. LaSalle Street                                                Investment Advisory Compliance and Operations
Suite 2800                                                           Consultant (2005-2006); Manager, Affiliate
Chicago, IL  60603                                                   Contracts, The Burridge Group LLC (2003-2004)
Age: 44



Richard A. Weiss            Vice President       Since 2000          President, CNAM, Inc. (2001-present). Executive
City National Bank          and Assistant                            Vice President and Chief Investment Officer, CNB
400 N. Roxbury Drive        Secretary                                (1999-present). Director, City National
Beverly Hills, CA  90210                                             Securities (April 2003-present).  Executive Vice
Age: 47                                                              President and Chief Investment Officer. Sanwa
                                                                     Bank California (1994-1999).


     * Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.


THE BOARD OF TRUSTEES

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

COMMITTEES


The Board has an Audit Committee, comprised solely of the Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust's independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust's financial operations. During the fiscal year ended September 30, 2007, the Audit Committee held three meetings. The Board has designated William R. Sweet and James Wolford as the Trust's "audit committee financial experts," as defined in Form N-CSR under the 1940 Act, based on the Board's review of their qualifications.

The Board has a Nominating Committee, comprised solely of the Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members of the Committee. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee met once during the fiscal year ended September 30, 2007.


The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5% of the Trust's voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust's proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

EQUITY SECURITIES OWNED BY TRUSTEES


The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2007.

                              INDEPENDENT TRUSTEES


Name of Trustee                       Dollar Range of Equity Securities   Aggregate Dollar Range of Equity
                                      in each Fund                        Securities in All Registered
                                                                          Investment Companies Overseen by
                                                                          Trustee in Family of Investment
                                                                          Companies

Irwin G. Barnet                       Government Money Fund               Over $100,000
                                      $50,001 - $100,000
                                      Prime Money Fund
                                      $50,001 - $100,000

Victor Meschures                      None                                None


                                                                          $10,001 - $50,000
William R. Sweet                      Large Cap Growth Fund
                                      $1 - $10,000
                                      Large Cap Value Fund
                                      $1 - $10,000
                                      Small Cap Value Fund
                                      $1 - $10,000


                                                                          None
James Wolford                         None



Trustees, officers, directors and full time employees of the Trust, CNAM, Inc., RCB, the Distributor and affiliates of such companies are not subject to the front end sales charge for Class R shares of the Small Cap Value Fund, as sales to such persons do not involve any sales expense to the Fund or the Distributor.

COMPENSATION


The following tables set forth Trustee compensation for the fiscal year ending September 30, 2007.



                              INDEPENDENT TRUSTEES

     Name of Trustee             Aggregate         Pension or Retirement   Estimated Annual    Total Compensation From
                             Compensation from      Benefits Accrued As      Benefits Upon       Registrant and Fund
                                 Registrant            Part of Funds'         Retirement      Complex Paid to Trustees
                                                          Expenses


Irwin G. Barnet                   $50,000                   N/A                   N/A                  $50,000

Victor Meschures                  $44,000                   N/A                   N/A                  $44,000



William R. Sweet                  $46,500                   N/A                   N/A                  $46,500



James Wolford                     $44,000                   N/A                   N/A                  $44,000




INVESTMENT MANAGER

Prior to April 1, 1999, Berkeley Capital Management ("BCM") served as the investment manager for the Prime Money Fund. The Trust and CNB entered into an Investment Management Agreement (the "Management Agreement") dated as of April 1, 1999 regarding the Trust. The Management Agreement was effective as to certain of the Funds subsequent to that date. On May 10, 2001, CNAM, Inc., a wholly owned subsidiary of CNB, became the investment manager to the Trust, and the Management Agreement between CNB and the CNI Charter Funds, and the obligations of CNB contained in the Management Agreement, were assumed by CNAM, Inc.. CNAM, Inc. employs the same investment personnel that managed the Funds under CNB.


The Investment Manager provides a continuous investment program of general investment and economic advice regarding the Funds' investment strategies, manages the Funds' investment portfolios and provides other services necessary to the operation of the Funds and the Trust. As of December 31, 2007, the Investment Manager had approximately $37.8 billion in assets under management. CNB, founded in the early 1950s, is a federally chartered commercial bank with approximately $59.0 billion in assets under administration as of December 31, 2007. CNB is a wholly-owned subsidiary of City National Corporation ("CNC"), a New York Stock Exchange listed company.


The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Funds are described in the Funds' prospectuses.

The Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement with respect to each Fund is in effect for a two-year term (the "Initial Term") from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement with respect to each Fund may be terminated at any time upon 60 days' notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its "assignment" (as such term is defined in the 1940 Act).

The Investment Manager provides the Funds with investment management services, including the selection, appointment, and supervision of any sub-adviser to any of the Funds. Other than with respect to the Small Cap Value Fund, in accordance with an exemptive order from the SEC, the Investment Manager may from time to time with the approval of the Board of Trustees change a sub-adviser according to certain procedures without soliciting shareholders' approval. The Investment Manager may also, with Board approval, manage the Funds which currently have a sub-adviser directly without a sub-adviser without shareholder consent.

Any reductions made by the Investment Manager in its fees from a Fund are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Investment Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Investment Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Investment Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period. Under a similar arrangement with the RCB Predecessor Fund, RCB has paid certain excess operating expenses of the RCB Predecessor Fund. The right to seek reimbursement of such excess operating expenses was carried over to the Class R shares of the Small Cap Value Fund.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name "CNI Charter" by the Trust and by the Funds is pursuant to the consent of the Investment Manager, which may be withdrawn if the Investment Manager ceases to be the Investment Manager of the Funds.


For the relevant fiscal periods ending September 30, 2007, September 30, 2006 and September 30, 2005, the Funds paid the Investment Manager the following investment management fees and the Investment Manager waived the indicated amounts. For each Fund, the Investment Manager's investment management fees are allocated among the classes of the Fund according to the relative net asset values of the classes.

             Fund                Fiscal Year Ended 9/30/07   Fiscal Year Ended 9/30/06   Fiscal Year Ended 9/30/05

                                 Fees Paid     Fees Waived    Fees Paid    Fees Waived    Fees Paid    Fees Waived

Large Cap Growth Fund*          $353,470           N/A       $292,709          N/A       $240,683          N/A
Large Cap Value Fund            $742,909           N/A       $584,676          N/A       $309,673          N/A
Small Cap Value Fund            $576,628           N/A       $668,726          N/A       $618,947          N/A
Corporate Bond Fund             $237,037           N/A       $215,503          N/A       $205,192          N/A
Government Bond Fund            $169,195      $30,790        $118,244      $23,207       $88,941       $17,588
California Bond Fund            $50,958       $33,613        $40,654       $28,120       $34,992       $24,819

High Yield Bond Fund            $255,570      $35,099        $266,638      $38,055       $296,131      $42,299
Prime Money Fund                $4,074,077         N/A       $2,760,898        N/A       $1,922,067        N/A
Government Money Fund           $6,249,069         N/A       $5,904,108        N/A       $5,794,749        N/A
California Money Fund           $1,774,939    $493,854       $1,688,038    $515,898      $1,495,183    $429,471


 * These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. The Technology Growth Fund paid $13,038, $22,085 and $20,433 for the fiscal period ended April 16, 2007 and the fiscal years ended September 30, 2006 and 2005, respectively.

A summary of the Board's considerations associated with its approval of the Management Agreement is included in the Trust's Annual Report for the fiscal year ended September 30, 2007.


SUB-ADVISERS

The High Yield Bond Fund

Halbis has entered into a sub-advisory agreement effective August 31, 2005 (the "Halbis Sub-Advisory Agreement") with the Investment Manager pursuant to which Halbis serves as discretionary investment adviser to the High Yield Bond Fund. The Halbis Sub-Advisory Agreement provides that Halbis shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of the Halbis Sub-Advisory Agreement with respect to the High Yield Bond Fund must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the High Yield Bond Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Halbis Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Halbis Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the High Yield Bond Fund, by a majority of the outstanding shares of the High Yield Bond Fund, on not less than 60 days' written notice to Halbis, or by Halbis on not less than 60 days' written notice to the Trust.

Halbis is entitled to a fee for its investment advisory services, which is calculated at the following annual rates: 0.50% of the average daily net assets of the Fund up to $35 million and 0.40% of such net assets over $35 million and less than $70 million, and 0.35% of such net assets over $70 million.


For the years ended September 30, 2007 and September 30, 2006 and the fiscal period ended September 30, 2005, the Investment Manager paid Halbis approximately $190,022, $197,502 and $17,338, respectively, in sub-advisory fees.

Until September 1, 2005, Credit Suisse Asset Management, LLC ("Credit Suisse") served as investment sub-adviser to the High Yield Bond Fund pursuant to a sub-advisory agreement between the Investment Manager and Credit Suisse (the "Credit Suisse Sub-Advisory Agreement"). As of August 31, 2005, the Credit Suisse Sub-Advisory Agreement was terminated.


For the period October 1, 2004 through September 1, 2005, the Investment Manager paid Credit Suisse approximately $198,133 in sub-advisory fees.

A summary of the Board's considerations associated with its approval of the Halbis Sub-Advisory Agreement is included in the Trust's Annual Report for the fiscal year ended September 30, 2007.


The Small Cap Value Fund

RCB has entered into a sub-advisory agreement (the "RCB Sub-Advisory Agreement" and, together with the Halbis Sub-Advisory Agreement, the "Sub-Advisory Agreements") with the Investment Manager. Pursuant to the RCB Sub-Advisory Agreement, RCB serves as discretionary investment adviser to the Small Cap Value Fund. The RCB Sub-Advisory Agreement provides that RCB shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of the RCB Sub-Advisory Agreement with respect to the Small Cap Value Fund after its initial two year term must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the Small Cap Value Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the RCB Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The RCB Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust or the Small Cap Value Fund terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Small Cap Value Fund, by a majority of the outstanding shares of the Small Cap Value Fund, on not less than 60 days' written notice to RCB, or by RCB on not less than 60 days' written notice to the Trust.


RCB is entitled to a fee for its investment advisory services to be paid by CNAM, Inc., which is accrued daily and paid monthly at the annual rate of 0.85% of the average daily net assets of the Small Cap Value Fund. For the fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005, the Investment Manager paid RCB approximately $576,628, $668,726 and $618,947 in sub-advisory fees, respectively.


The use of the name "RCB" by the Trust is pursuant to the consent of RCB, which may be withdrawn if RCB ceases to be the investment adviser to the Small Cap Value Fund.


A summary of the Board's considerations associated with its approval of the RCB Sub-Advisory Agreement is included in the Trust's Annual Report for the fiscal year ended September 30, 2007.


PORTFOLIO MANAGERS


Information regarding CNAM, Inc. and each of the Sub-Advisers is contained in the Funds' Prospectuses under "Management of the Funds." Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund's portfolio (a "portfolio manager"), as identified in the Funds' Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager's compensation structure and (iii) the dollar range of the portfolio manager's investments in each Fund. All information provided below is as of September 30, 2007.


CNAM, Inc.

CNAM, Inc. manages the investment portfolios of the Large Gap Growth Fund, Large Cap Value Fund, Corporate Bond Fund, Government Bond Fund and California Bond Fund.

The compensation received from CNB by all CNAM, Inc. employees, including each of the portfolio managers listed below, consists of base cash salaries and annual cash bonuses based on the investment professional's assigned portfolios' investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB's investment division's activities. Investment professionals are also eligible to participate in CNC's stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions ("employer contributions") each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

Large Cap Growth Fund
---------------------

The individuals with responsibility for managing the Large Gap Growth Fund are Richard A. Weiss and Brian L. Garbe. Messrs. Weiss and Garbe managed the following accounts (including the Large Gap Growth Fund):

Mr. Weiss:


       Type of Accounts               Total         Total Assets     # of Accounts Managed with     Total Assets with
       ----------------           # of Accounts       (millions)     Performance-Based Advisory     Performance-Based
                                     Managed        ------------                 Fee              Advisory Fee (millions)
                                  -------------                      ---------------------------  -----------------------
Registered Investment                   2                $188                     0                         $0
Companies:

Other Pooled Investment                 0                 $0                      0                         $0
Vehicles:

Other Accounts:                         24               $31                      0                         $0




Mr. Garbe:


                                      Total         Total Assets     # of Accounts Managed with     Total Assets with
                                  # of Accounts       (millions)     Performance-Based Advisory     Performance-Based
        Type of Accounts             Managed        ------------                 Fee              Advisory Fee (millions)
        ----------------          ------------                       --------------------------   -----------------------
Registered Investment                   2               $188                     0                          $0
Companies:

Other Pooled Investment
Vehicles:                               0                $0                      0                          $0

Other Accounts:                         2               $21.7                    0                          $0


Mr. Garbe owns shares of the Large Cap Growth Fund worth over $100,000 in value. Mr. Weiss does not own any shares of the Fund.

Large Cap Value Fund
---------------------

The individuals with primary responsibility for managing the Large Gap Value Fund are Richard A. Weiss and Brian L. Garbe. Additional information about Messrs. Weiss and Garbe is set forth above under "Large Cap Growth Fund".


Mr. Garbe owns shares of the Large Cap Value Fund of $50,001 - $100,000.

Multi-Asset Fund
----------------

The individuals with primary responsibility for managing the Multi-Asset Fund are Barbara Bruser and William C. Miller. Ms. Bruser and Mr. Miller manage the following accounts (including the Multi-Asset Fund):


Ms. Bruser:


       Type of Accounts               Total         Total Assets     # of Accounts Managed with     Total Assets with
       ----------------            # of Accounts     (millions)     Performance-Based Advisory     Performance-Based
                                      Managed       -----------                Fee               Advisory Fee (millions)
                                   -------------                    --------------------------   -----------------------



Registered Investment                   0                 $0                      0                         $0
Companies:

Other Pooled Investment                 0                 $0                      0                         $0
Vehicles:

Other Accounts:                        151               $473                     0                         $0



Mr. Miller:


       Type of Accounts               Total         Total Assets     # of Accounts Managed with     Total Assets with
       -----------------          # of Accounts      (millions)      Performance-Based Advisory     Performance-Based
                                     Managed        ------------                 Fee              Advisory Fee (millions)
                                  -------------                      --------------------------   -----------------------



Registered Investment                   5               $5,632                    0                         $0
Companies:


Other Pooled Investment                 0                 $0                      0                         $0
Vehicles:

Other Accounts:                         68               $550                     0                         $0


Neither Ms. Bruser nor Mr. Miller owns any shares of the Multi-Asset Fund.


Corporate Bond Fund
-------------------

The individuals with primary responsibility for managing the Corporate Bond Fund are Rodney J. Olea and William C. Miller. Additional information about Mr. Miller is set forth above under "Multi-Asset Fund." Mr. Olea manages the following accounts (including the Corporate Bond Fund):

Mr. Olea:

                                      Total                          # of Accounts Managed with     Total Assets with
                                  # of Accounts     Total Assets     Performance-Based Advisory     Performance-Based
        Type of Accounts             Managed         (millions)                  Fee              Advisory Fee (millions)
        ----------------             -------        ------------     --------------------------   -----------------------
Registered Investment                   7              $5,721                    0                          $0
Companies:

Other Pooled Investment                 0                $0                      0                          $0
Vehicles:

Other Accounts:                         46              $340                     0                          $0




Neither Mr. Olea nor Mr. Miller owns any shares of the Corporate Bond Fund.


Government Bond Fund
--------------------

The individuals with primary responsibility for managing the Government Bond Fund are Rodney J. Olea and Paul C. Single. Additional information about Mr. Olea is set forth above under "Corporate Bond Fund". Mr. Single managed the following accounts (including the Government Bond Fund):


                                      Total         Total Assets     # of Accounts Managed with     Total Assets with
                                  # of Accounts       (millions)     Performance-Based Advisory     Performance-Based
        Type of Accounts             Managed        ------------                 Fee              Advisory Fee (millions)
        ----------------          -------------                      --------------------------   -----------------------
Registered Investment                   4              $5,600                    0                          $0
Companies:

Other Pooled Investment                 0                $0                      0                          $0
Vehicles:

Other Accounts:                         57              $234                     0                          $0


Neither Mr. Olea nor Mr. Single owns any shares of the Government Bond Fund.


California Tax Exempt Bond Fund
-------------------------------

The individuals with primary responsibility for managing the California Bond Fund are Rodney J. Olea and Alan Remedios. Additional information about Mr. Olea is set forth above under "Corporate Bond Fund". Mr. Remedios managed the following accounts (including the California Bond Fund):

                                      Total         Total Assets     # of Accounts Managed with     Total Assets with
                                  # of Accounts     (millions)       Performance-Based Advisory     Performance-Based
        Type of Accounts             Managed        ------------                Fee               Advisory Fee (millions)
        ----------------          ------------                       -------------------------    -----------------------
Registered Investment                   4              $5,579                    0                          $0
Companies:

Other Pooled Investment                 0                $0                      0                          $0
Vehicles:

Other Accounts:                         75              $379                     0                          $0




Neither Mr. Olea nor Mr. Remedios owns any shares of the California Bond Fund.


RCB

RCB manages the investment portfolio of the Small Cap Value Fund. The individuals with primary responsibility for managing the Fund are Jeffrey Bronchick and Thomas D. Kerr. Messrs. Bronchick and Kerr managed the following accounts (including the Small Cap Value Fund):



                                   Total         Total Assets     # of Accounts Managed with     Total Assets with
                               # of Accounts      (millions)     Performance-Based Advisory     Performance-Based
        Type of Accounts          Managed        ------------                 Fee              Advisory Fee (millions)
        ----------------       -------------                     ---------------------------   -----------------------
Registered Investment                2             $130.9                   0                            $0
Companies

Other Pooled Investment              0               $0                     0                            $0
Vehicles

Other Accounts                      90            $ 896.7                   0                            $0



Compensation for each of Messrs. Bronchick and Kerr is based on a combination of a competitive salary; a share in a bonus pool based on the profitability of the company and distributed according to a combination of contribution, peer review and other factors; and a pro rata share of available corporate profits as each is a principal of the firm. The bonus is paid annually at year-end.

Mr. Bronchick owns shares worth over $1,000,000 in value, and Mr. Kerr owns shares worth $10,001-$50,000 in value, of the Small Cap Value Fund.

Halbis

Halbis manages the investment portfolio of the High Yield Bond Fund. The individual with primary responsibility for managing the Fund is Richard A. Lindquist. Mr. Lindquist managed the following accounts (including the High Yield Bond Fund):


                               Total         Total Assets     # of Accounts Managed with     Total Assets with
                               -----         -------------    ---------------------------    ------------------
                           # of Accounts       (millions)     Performance-Based Advisory     Performance-Based
                           --------------      ----------     ---------------------------    -----------------
    Type of Accounts          Managed                                     Fee              Advisory Fee (millions)
    ----------------          -------                                     ---              -----------------------
     Registered                2                $51.3                     0                          $0
Investment Companies


    Other Pooled               2                $19.4                     0                          $0
 Investment Vehicles


   Other Accounts              6               $410.4                     1                        $47.3



* These figures represent accounts of both Halbis and HSBC Investments (USA) Inc., as Halbis portfolio managers manage accounts on behalf of each of these entities.

Mr. Lindquist's compensation consists of a base salary and an incentive bonus. The total sum set aside for bonus payments each year is a function of HSBC Investments (USA) Inc.'s profitability as a whole. In determining the amount to allocate to each individual, three factors are assessed: (1) the performance of the company; (2) the performance of the investment team; and (3) the performance of the individual. During the annual appraisal process, each department manager reviews the team's performance and contribution to the company for the past year on an individual basis. Bonuses and salary increases are awarded based on the individual's contribution to the team. Promotions are awarded to individuals who have performed well beyond expectations for their respective levels.

Mr. Lindquist does not own any shares of the High Yield Bond Fund.

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving the Management Agreement and each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund, and that the Investment Manager and each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Investment Manager or Sub-Adviser. To deal with these situations, the Investment Manager and each

Sub-Adviser have adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation, except for RCB which generally provides for allocation in a random manner.

With respect to securities transactions for the Funds, the Investment Manager and each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Manager and Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where the Investment Manager or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Investment Manager or Sub-Adviser could share in investment gains.


The Multi-Asset Fund may invest in affiliated funds (i.e., the CNI Funds or the AHA Funds, for which the Investment Manager or its affiliate serves as investment adviser), and a conflict of interest could arise when, under certain circumstances, the Investment Manager's investment decisions with respect to the Multi-Asset Fund could negatively affect Affiliated Underlying Funds. For instance, the Multi-Asset Fund may purchase and redeem shares of an Affiliated Underlying Fund at a time which may require the Affiliated Underlying Fund to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Affiliated Underlying Fund's transaction costs and accelerate the realization of taxable income by its shareholders if sales of securities resulted in gains.

In addition, as the Investment Manager and its affiliate serve as investment adviser to a number of affiliated funds, each of which is eligible for investment by the Multi-Asset Fund, a conflict of interest may arise in connection with the increased incentive for the Multi-Asset Fund's portfolio managers to invest in affiliated funds, which could generate increased revenues for the Investment Manager, rather than unaffiliated funds.

If the Multi-Asset Fund were to invest in an affiliated fund, the Trustees and officers of the Trust, each of which serves in the same position with respect to, and has a fiduciary duty to, the Multi-Asset Fund and the Affiliated Underlying Funds, may face a conflict of interest if the interests of the Multi-Asset Fund and of the Affiliated Underlying Fund were ever to become divergent. The Trustees of the Trust believe they have structured the Multi-Asset Fund to avoid these concerns. However, conceivably a situation could occur where proper action for the Multi-Asset Fund could be adverse to the interests of an Affiliated Underlying Fund, or the reverse could occur. If such a possibility arises, the Trustees and officers of the Trust and the Investment Manager will carefully analyze the situation and take all steps they believe reasonable to minimize, and where possible eliminate, the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns.


The Trust, Investment Manager and Sub-Advisers have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Investment

Manager and the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two (2) years each, unless terminated by mutual agreement, by either party on not less than 60 days' prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days' written notice following an uncured material breach.

From April 1, 2002 through December 31, 2004 the Administrator was entitled to fees which were calculated based upon the aggregate average daily net assets ("Assets") of the Trust as follows: 0.10% of Assets not exceeding $2.5 billion; 0.08% of Assets exceeding $2.5 billion but not exceeding $5 billion; and 0.06% of Assets exceeding $5 billion. As of January 1, 2005, the Administrator is entitled to fees calculated based on the following schedule: .065% of Assets not exceeding $2.5 billion; .045% of Assets exceeding $2.5 billion but not exceeding $5 billion; and 0.025% of Assets exceeding $5 billion. Each Fund is subject to a minimum fee of $90,000. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion.


For the fiscal years ended September 30, 2007, September 30, 2006, and September 30, 2005, the Funds paid the following administrative fees:

             Fund               Fiscal Year Ended 9/30/07     Fiscal Year Ended 9/30/06    Fiscal Year Ended 9/30/05

                                Fees Paid      Fees Waived     Fees Paid    Fees Waived     Fees Paid     Fees Waived


Large Cap Growth Fund*           $28,339         N/A            $24,981        N/A           $22,535         $1,793

Large Cap Value Fund             $62,503         N/A            $52,286        N/A           $30,302         $2,586

Small Cap Value Fund             $35,597         N/A            $43,652        N/A           $44,123         $3,331

Corporate Bond Fund              $30,918         N/A            $29,883        N/A           $30,727         $2,680

Government Bond Fund             $24,217         N/A            $18,244        N/A           $15,005         $1,203

California Bond Fund             $16,329         N/A            $14,128        N/A           $13,450         $1,126

High Yield Bond Fund             $20,257         N/A            $22,538        N/A           $27,523         $2,499

Prime Money Fund                 $847,828        N/A            $612,100       N/A           $457,411        $39,798

Government Money Fund            $1,253,651      N/A            $1,259,467     N/A           $1,330,954      $123,883

California Money Fund            $438,442        N/A            $452,745       N/A           $433,449        $37,636

* These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. The Technology Growth Fund paid $821, $1,441 and $1,463 (with $130 in fees waived) in administrative fees for the fiscal period ended April 16, 2007 and the fiscal years ended September 30, 2006 and 2005, respectively.


# The Administrator waived additional amounts in 2004 in order to maintain the yields of the Money Funds.

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.


DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class N shares of each Fund, Class S shares of the Money Funds and Class R shares of the Small Cap Value Fund, and expects to reallow substantially all of the fees to broker-dealers and service providers, including affiliates of CNAM, Inc., that provide distribution-related services. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT


Pursuant to a transfer agency agreement, SEI Investments Management Corporation (the "Transfer Agent"), a wholly owned subsidiary of SEI Investments located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as transfer agent for the Funds.


CUSTODIAN

Pursuant to a custodian agreement, U.S. Bank, N.A. located at 50 South 16th Street, Philadelphia, Pennsylvania 19102, serves as the custodian (the "Custodian") of the Funds' assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust's independent registered public accounting firm, KPMG LLP, audits and reports on the annual financial statements of the Funds and reviews the Funds' federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 1601 Market Street, Philadelphia, Pennsylvania 19103.

LEGAL COUNSEL

The validity of the shares of beneficial interest offered hereby has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071.


                             PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the objective of the Funds; invest money obtained from the sale of the Funds' shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds' shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management's ability correctly to time and execute them.

The Investment Manager and the Sub-Advisers, in effecting purchases and sales of portfolio securities for the accounts of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Investment Manager and the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. Each of the Investment Manager and the Sub-Advisers annually performs a formal review of the broker-dealers used by it with respect to the Funds, and performs informal reviews of the broker-dealers on an on-going basis.

While the Funds' general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or to the Investment Manager or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the Investment Manager or Sub-Adviser(s) in advising other clients. The Investment Manager and Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Management Agreement or Sub-Advisory Agreement, as appropriate, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager or relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Investment Manager or Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the Investment Manager or relevant Sub-Adviser.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Investment Manager and the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when the Investment Manager or a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Investment Manager or the Sub-Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager or a Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

The Funds do not direct securities transactions to broker-dealers in recognition of the sale of Fund shares. However, broker-dealers who execute brokerage transactions for the Funds may effect purchases of shares of the Funds for their customers. The Funds do not use the Distributor to execute its portfolio transactions.



REGULAR BROKERS OR DEALERS


 "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. On September 30, 2007, the Prime Money Market Fund, Government Money Market Fund, Corporate Bond Fund, Large Cap Value Fund, Large Cap Growth Fund, Government Bond Fund, High Yield Bond Fund and RCB Small Cap Fund held securities of the Trust's "regular brokers or dealers" as follows:


Fund                              Name of Broker/Dealer            Total $ Amount of Securities of Each
                                                                   Regular Broker-Dealer Held (in 000s)
Prime Money Market Fund           Barclays Capital, Inc.                  $217,800
                                  Banc of America
                                    Investment Services                   $210,000
                                  Bear, Stearns & Co., Inc.               $209,954
                                  Lehman Brothers, Inc.                   $194,921
                                  Morgan Stanley Dean Witter, Inc.        $36,418
                                  Deutsche Bank Securities
                                    Limited                               $35,000
                                  BNP Paribas                             $35,000
                                  Societe Generale Cowen
                                    Securities Corp.                      $35,000
                                  J.P. Morgan Chase Bank                  $34,442
                                  Goldman Sachs Group, Inc.               $25,366
                                  UBS Warburg
                                    Painewebber, Inc.                     $25,000
                                  Citigroup, Inc.                         $4,019
                                  Fidelity Capital Markets                $210


Government Money Market Fund      Barclays Capital, Inc.                  $201,600
                                  Banc of America
                                     Investment Services                  $200,000
                                  Deutsche Bank Securities
                                     Limited                              $200,000
                                  Lehman Brothers, Inc.                   $200,000
                                  Bear, Stearns & Co., Inc                $175,000
                                  UBS Warburg
                                     Painewebber, Inc.                    $125,000


Corporate Bond Fund               Wells Fargo                             $1,747
                                  Citigroup Global Services               $1,258
                                  Merrill Lynch, Inc.                     $1,253
                                  Credit Suisse Corp.                     $1,249
                                  Goldman, Sachs & Co.                    $1,222
                                  J.P. Morgan Chase Bank                  $1,222
                                  Wachovia Securities, Inc.               $1,209
                                  HSBC Securities, Inc.                   $1,197
                                  Fidelity Capital Markets                $1,179
                                  Morgan Stanley Dean
                                    Witter, Inc.                          $1,016
                                  Bank of America                         $970
                                  Jefferies & Co., Inc.                   $620
                                  Deutsche Bank
                                    Securities Limited                    $519


Government Bond Fund              Fidelity Capital Markets                $716
                                  Lehman Brothers, Inc.                   $500


High Yield Bond Fund              Fidelity Capital Markets                $133


Large Cap Value Fund              Banc of America Corp.                   $3,815
                                  Citigroup, Inc.                         $3,164
                                  Wells Fargo                             $3,026
                                  JP Morgan Chase & Co.                   $2,584
                                  Goldman, Sachs & Company                $2,427
                                  Fidelity Capital Markets                $1,907
                                  Morgan Stanley Dean Witter, Inc.        $1,701
                                  US Bancorp Investments                  $1,562
                                  Wachovia Securities, Inc.               $1,324
                                  SEI Investments Distribution Company    $1,284
                                  Lehman Brothers, Inc.                   $926
                                  Merrill Lynch, Inc.                     $706



Large Cap Growth Fund*            Goldman, Sachs & Company                $737
                                  Fidelity Capital Markets                $668
                                  Lehman Brothers, Inc.                   $611
                                  SEI Investments Distribution Company    $602


RCB Small Cap Value Fund          Morgan Stanley Dean Witter, Inc.        $4,088



BROKERAGE

For the indicated fiscal years, the indicated Funds paid the following brokerage commissions:



                                              Total $ Amount         % of Total          % of Total
                          Total $ Amount       of Brokerage           Brokerage           Brokerage
     Year Ending           of Brokerage         Commissions       Commissions Paid       Transactions
   September 30, 2007        Commissions           Paid to           to Affiliated      Effected Through
                                Paid         Affiliated Brokers         Brokers        Affiliated Brokers

Large Cap Growth Fund*         $41,167               N/A                  N/A                  N/A

Large Cap Value Fund           $80,967               N/A                  N/A                  N/A

Small Cap Value Fund          $194,530               N/A                  N/A                  N/A

                                               Total $ Amount         % of Total          % of Total
                           Total $ Amount       of Brokerage           Brokerage           Brokerage
     Year Ending            of Brokerage         Commissions       Commissions Paid       Transactions
   September 30, 2006        Commissions           Paid to           to Affiliated      Effected Through
                                Paid         Affiliated Brokers         Brokers        Affiliated Brokers
Large Cap Growth Fund*         $39,100               N/A                  N/A                  N/A

Large Cap Value Fund          $128,051               N/A                  N/A                  N/A

Small Cap Value Fund          $220,565               N/A                  N/A                  N/A


                                               Total $ Amount         % of Total          % of Total
                           Total $ Amount       of Brokerage           Brokerage           Brokerage
     Year Ending            of Brokerage         Commissions       Commissions Paid       Transactions
   September 30, 2005        Commissions           Paid to           to Affiliated      Effected Through
                                Paid         Affiliated Brokers         Brokers        Affiliated Brokers
Large Cap Growth Fund*         $36,906               N/A                  N/A                  N/A

Large Cap Value Fund           $56,402               N/A                  N/A                  N/A

Small Cap Value Fund          $149,247               N/A                  N/A                  N/A




* These amounts do not include brokerage commissions paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. The Technology Growth Fund paid $2,373 and $4,757 in brokerage commissions for the fiscal period ended April 16, 2007 and the fiscal years ended September 30, 2006 and 2005, respectively.

Of the total brokerage commissions paid by the Large Cap Growth Fund and Large Cap Value Fund during the fiscal year ended September 30, 2007, a total of $123,611 (100%) was paid to firms which provided research services to the Investment Manager as well as execution services.


                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.

The Funds may also derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years) will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments

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held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, such Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Fund's shares may have been held by the shareholders.

The amount of dividend payments by any Fund depends on the amount of net investment income and net capital gains received by such Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay "interest" or guarantee any fixed rate of return or minimum rate of return on an investment in their shares.

For federal income tax purposes, distributions are taxable as to shareholders to the extent of a Fund's earnings and profits. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces a shareholder's tax basis in his or her shares; any such distributions in excess of his or her basis are treated as gain from the sale of such shares.

Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains. Similarly, for calendar years 2003 through 2010, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for (i) "qualified dividend income" distributions, (ii) capital gain distributions derived from sales of portfolio securities after May 5, 2003, and on or before December 31, 2008, and (iii) for sales of Fund shares during such period. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income; such distributions will not qualify for any reduced tax rates otherwise available to corporate dividends.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment. Any dividend or distribution per share paid by a Fund reduces that Fund's net asset value per share on the ex-dividend date by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes (except for distributions from the Government Bond Fund, the Government Money Fund, the California Bond Fund or the California Money Fund to the extent they are not subject to state or federal income taxes).

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as a capital gain, either short-term or long-term, depending on the length of time the shareholder has held the shares.

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the Business Day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 P.M. (Eastern time). Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

On each day that the Money Funds' net asset values per share are determined (each a "Business Day"), the Money Funds' net investment incomes are declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a dividend to shareholders of record as of the last calculation of net asset value prior to the declaration and to shareholders investing on that day subject to the following conditions: (1) receipt of the purchase order by the Transfer Agent before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund; and (2) payment in immediately available funds wired to the Transfer Agent by the close of business the same day.

The Money Funds calculate dividends based on daily net investment income. For this purpose, the net investment income of each Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, less (2) accrued expenses allocated to that Fund. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Should the net asset values of a Money Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value, and any unrealized gains and losses could affect the amount of the Fund's distributions.

FEDERAL INCOME TAXES

It is the policy of each Fund to qualify for taxation, and to elect to be taxed, as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, each Fund will distribute each year substantially all of its investment company taxable income (if any) and its net exempt-interest income (if any), and will seek to distribute each year substantially all of its net capital gains (if any) and meet certain other requirements. Such qualification relieves the Funds of liability for federal income taxes to the extent the Funds' earnings are distributed. By following this policy, the Funds expect to eliminate or reduce to a nominal amount the federal income tax to which they are subject.

In order to qualify as a regulated investment company, each Fund must, among other things, annually (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to their business of investing in stocks, securities or currencies, and
(2) diversify holdings so that at the end of each quarter of its taxable years
(i) at least 50% of the market value of each Fund's total assets is represented by cash or cash items (including receivables) Government Securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of such Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of each Fund's total assets is invested in the securities of any one issuer (other than Government Securities or securities of other regulated investment companies) or of two or more issuers that such Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. If the Funds qualify as regulated investment companies, they will not be subject to federal income tax on the part of their net investment income and net realized capital gains, if any, that the Funds distribute to shareholders, provided that the Funds meet certain minimum distribution requirements. To comply with these requirements, each Fund must distribute annually at least (1) 90% of its "investment company taxable income" (as that term is defined in the Code), and (2) 90% of the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable years. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) at least 98% of its (1) ordinary income for such year; and (2) capital gain net income for the one-year period ending on October 31 of that calendar year (or later if the Fund is permitted so to elect and so elects), plus any undistributed ordinary income or capital gain from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Funds in October, November, or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. The Funds may adjust their schedules for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.


Any distributions by the Funds of long-term capital gain and "qualified dividend income," properly designated as such, will be taxable to the shareholders at long-term capital gain rates, regardless of how long a shareholder has held Fund shares.


The Funds may engage in investment techniques that may alter the timing and character of the Funds' incomes. The Funds may be restricted in their use of these techniques by rules relating to qualifying as regulated investment companies.


The Funds may invest in some VRDNs that have a feature entitling the purchaser to resell the securities at a specified amount (a "put option"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it would not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends (at the fourth lowest individual income tax rate, currently 28% for amounts paid through 2010 and 31% for amounts paid after December 31, 2010) paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding for failure to properly report to the IRS all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Regulations affect the application to non-U.S. investors of the back-up withholding and withholding tax rules. In some circumstances, these rules increase the certification and filing requirements imposed on non-U.S. investors in order to qualify for exemption from the back-up withholding tax, and exemption from, or a reduced rate of U.S. withholding tax under tax treaties. Non-U.S. investors should consult their tax advisers with respect to the potential application of these regulations.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations. As stated above, individual shareholders may be entitled to the use of maximum long-term capital gains rates on distributions of "qualified dividend income."

Each Fund may from time to time use "equalization accounting" in determining the portion of its net investment income and/or capital gains that has been distributed. If a Fund elects to use equalization accounting, it will allocate a portion of its net investment income and/or realized capital gains to redemptions of Fund shares, which will reduce the amount of such income and capital gains that the Fund is required to distribute under the distribution requirements of the Code. The IRS has not published clear guidance concerning the methods to be used in allocating investment income and capital gains to the redemption of shares. If the IRS determines that a Fund is using an improper method of allocation and that it has under-distributed its net investment income and/or capital gains for any taxable year, such Fund may be liable for additional federal income tax, interest and penalties. This additional tax, interest and penalties could be substantial. In addition, shareholders of such Fund at the time of such determination may receive an additional distribution of net investment income and/or capital gains.

If a shareholder sells its shares of a Fund within 6 months after the shares have been purchased by such shareholder, and to the extent the shareholder realizes a loss on the sale of the shares, the shareholder will not be able to recognize such a loss to the extent that tax-exempt interest dividends have been paid with respect to their shares. If a shareholder sells shares of a Fund within 6 months after the shares have been purchased by such shareholder, any losses realized by the shareholder on such a sale will be treated as long-term capital losses to the extent that the shareholder has received a long-term capital gain dividend distribution with respect to its shares of a Fund.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, such Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by such Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of any foreign income taxes paid by such Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by such Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by such Fund) to be included in their income tax returns. If 50% or less in value of such Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by such Fund. In this case, these taxes will be taken as a deduction by such Fund.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where such Fund will either (i) elect to treat the PFIC as a "Qualified Electing Fund" under Code Section 1295 or (ii) elect to "mark-to-market" the stock of such PFIC under Code Section 1296. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.


The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien."

For dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008, U.S. federal tax law currently provides an exemption under which U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a foreign person, and that satisfy certain other requirements. As of this writing, Congress is considering extending this exemption for an additional year, but there can be no guarantee that such an extension will eventually be adopted or that its effect will be retroactive.

Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the U.S. federal income tax treatment.


The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

CALIFORNIA INCOME TAX

The California Bond Fund and the California Money Fund intend to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). Each of these two Funds will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the Fund's taxable year, at least 50 percent of the value of the Fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations"), and (2) the Fund continues to qualify as a regulated investment company.

If a Fund qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. The Fund will notify its shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in a Fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the Fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund and attributable to the production of tax-exempt income will not be deductible for California personal income tax purposes if the Fund distributes California exempt-interest dividends.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

                             SHARE PRICE CALCULATION


THE EQUITY FUNDS, THE BOND FUNDS AND THE MULTI-ASSET FUND

With respect to the Equity Funds, the Bond Funds and the Multi-Asset Fund, the net asset value per share of a class of a Fund is calculated as follows. All Fund liabilities incurred or accrued attributable to that class are deducted from the valuation of the Fund's total assets, which includes accrued but undistributed income, attributable to that class. The resulting net assets are divided by the number of shares of that class of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share of that class.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. With respect to the Multi-Asset Fund, the net asset value per share of each Underlying Fund is calculated as described in its prospectus and statement of additional information.


Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Manager (or Sub-Adviser, as relevant) supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Equity Funds and the Bond Funds' determination of net asset value) on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust's daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker supplied value to the Investment Manager (or Sub-Adviser, as relevant) for review and approval. In addition, the Investment Manager (or Sub-Adviser) will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Manager or Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust's Fair Value Committee will determine the security's value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security's fair value. In making a good faith determination of the value of the security, the Committee will consider the Investment Manager's (or the Sub-Adviser's) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

THE MONEY FUNDS

The Money Funds value their portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Money Funds' investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believes may result in a material dilution or other unfair results to investors or existing shareholders, the Board of Trustees is required to cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. If a Money Fund's net asset values per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments for the Fund in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

                                DISTRIBUTION PLAN


The Trust has adopted a Distribution Plan (the "Plan") for the Class N shares of the Funds, the Class S shares of the Money Funds and the Class R shares of the Small Cap Value Fund, in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("Qualified Trustees"). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.


The Plan adopted for the Class N, Class S and Class R shares provides that the Trust will pay the Distributor a fee of up to 0.50% of the average daily net assets of each Fund's Class N, Class S and Class R shares that the Distributor can use to compensate broker-dealers and service providers, including the Investment Manager and affiliates of the Distributor, that provide distribution-related services to the Class N, Class S and Class R shareholders or to their customers who beneficially own the Class N, Class S and Class R shares. During the fiscal period ending September 30, 2007, the annual distribution fee rate for the Equity Funds' and the Bond Funds' Class N shares (other than the High Yield Bond Fund) was 0.25%. The annual distribution fee rate for the Class N shares of the High Yield Bond Fund was 0.30%. The annual distribution fee rate for the Small Cap Value Fund's Class R shares was 0.25%. The annual distribution fee rate for the Money Funds' Class N and Class S shares was 0.50%.


Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.


Except to the extent that affiliates of the Investment Manager have received or receive distribution fees from the Distributor, or that the Investment Manager has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation the Plan or any related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board annually reviews the Plan and has determined each year that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Investment Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days' notice by the Distributor or the Investment Manager, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.


All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the Financial Industry Regulatory Authority, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses paid to the Distributor with respect to each Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Independent Trustees.

For the fiscal year ending September 30, 2007, the Funds paid the Distributor the following distribution fees under the Plan.


  Fiscal Year Ended September 30, 2007           Total Fees Paid         Total Fees Paid Directly to Other
                                                                            Broker-Dealers and Financial
                                               To the Distributor                  Intermediaries
Class N Shares
Large Cap Growth Fund*                          $32,720                  -
Large Cap Value Fund                            $38,664                  -
Small Cap Value Fund                            $27,633                  -
Corporate Bond Fund                             $2,954                   -
Government Bond Fund                            $5,703                   -
California Bond Fund                            $2,580                   -
High Yield Bond Fund                            $61,901                  -
Prime Money Fund                                $1,430,918               $817,353

Government Money Fund                           $2,030,453               $4,212,803
California Money Fund                           $445,847                 $1,439,561
Class S Shares
Prime Money Fund                                $2,308,600               -
Government Money Fund                           $1,387,721               -
California Money Fund                           $592,347                 -
Class R Shares
Small Cap Value Fund                            $0                       $27,612


* This amount does not include $2,420 in fees paid to the Distributor by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007.

Of these amounts, $71,316 in unreimbursed expenses with respect to Class R of the RCB Fund, representing 0.12% of the Fund's assets as of September 30, 2007, were incurred under the Plan and carried over for future use by the Fund pursuant to the Plan.



                         SHAREHOLDER SERVICES AGREEMENT

CNB has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Funds. As compensation for the provision of such services, the Fund will pay CNB a fee of 0.25% of the Funds' average daily net assets on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a "Participating Organization") out of the fees CNB receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds' shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of participating Organizations should read the Funds' Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

For the fiscal years ending September 30, 2007, September 30, 2006, and September 30, 2005 pursuant to the Shareholder Services Agreement, the Class N, Class S, Class R and Institutional Class shares of the Funds paid CNB the following fees:


  Fees Paid, Fiscal Year Ended           Class N               Class S             Class R         Institutional
             9/30/07                                                                                   Class


Large Cap Growth Fund*                        $32,720                N/A                N/A               $103,230
Large Cap Value Fund                          $38,664                N/A                N/A               $260,896
Small Cap Value Fund                          $27,633                N/A           $114,455                $27,507
Corporate Bond Fund                            $2,954                N/A                N/A               $145,194
Government Bond Fund                           $5,703                N/A                N/A               $110,567
California Bond Fund                           $2,580                N/A                N/A                $75,726
High Yield Bond Fund                          $51,584                N/A                N/A                $45,305
Prime Money Fund#                          $1,273,971           $784,920                N/A             $1,046,281
Government Money Fund#                     $3,537,626           $471,823                N/A               $112,418
California Money Fund#                     $1,131,200           $213,245                N/A               $233,435


* These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. For the fiscal period ended April 16, 2007, the Technology Growth Fund Class N and Institutional Class shares paid CNB $2,016 and $1,818, respectively.

# CNB waived additional fees for Class N and Class S in order to maintain the Money Funds' yields.



  Fees Paid, Fiscal Year Ended           Class N               Class S             Class R         Institutional
             9/30/06                                                                                   Class

Large Cap Growth Fund*                        $48,725                N/A                N/A                $88,217
Large Cap Value Fund                          $60,856                N/A                N/A               $205,328
Small Cap Value Fund                          $59,990                N/A           $263,779                $34,799
Corporate Bond Fund                            $6,932                N/A                N/A               $131,223
Government Bond Fund                           $4,186                N/A                N/A                $80,146
California Bond Fund                           $6,096                N/A                N/A                $60,631
High Yield Bond Fund                         $107,355                N/A                N/A                $52,766
Prime Money Fund#                          $2,252,432         $1,794,511                N/A               $893,203
Government Money Fund#                     $9,272,974         $1,658,574                N/A               $125,709
California Money Fund#                     $3,077,261           $646,446                N/A               $200,268

* These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. For the fiscal year ended September 30, 2006, the Technology Growth Fund Class N and Institutional Class shares paid CNB $7,728 and $2,983, respectively.

# CNB waived additional fees for Class N and Class S in order to maintain the Money Funds' yields.

  Fees Paid, Fiscal Year Ended           Class N               Class S             Class R         Institutional
             9/30/05                                                                                   Class

Large Cap Growth Fund*                        $17,350                N/A                N/A                $75,203
Large Cap Value Fund                          $22,264                N/A                N/A               $101,968
Small Cap Value Fund                          $28,023                N/A           $124,007                $29,993
Corporate Bond Fund                            $3,833                N/A                N/A               $122,421
Government Bond Fund                           $1,064                N/A                N/A                $60,871
California Bond Fund                           $5,452                N/A                N/A                $49,928
High Yield Bond Fund                          $53,777                N/A                N/A                $59,033

Prime Money Fund                             $402,497           $270,729                N/A               $890,508
Government Money Fund                      $3,205,052           $423,845                N/A               $111,555
California Money Fund                      $1,043,837            $71,308                N/A               $233,266

* These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. For the fiscal year ended September 30, 2005, the Technology Growth Fund Class N and Institutional Class shares paid CNB $3,373 and $2,632, respectively.


As a Participating Organization, City National Securities, Inc. ("CNS"), a wholly-owned subsidiary of CNB, has entered into a Shareholder Service Provider Agreement with CNB to provide shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of CNS.

For the fiscal years ending September 30, 2007, September 30, 2006, and September 30, 2005 pursuant to the Shareholder Service Provider Agreement, CNB paid CNS the following fees:

                 Fund                       Fiscal Year Ended        Fiscal Year Ended        Fiscal Year Ended
                                                 9/30/07                  9/30/06                  9/30/05

Large Cap Growth Fund*                               $34,366              $24,375                      $17,320
Large Cap Value Fund                                 $39,826              $30,447                      $22,224
Small Cap Value Fund                                 $27,932              $29,978                      $28,325
Corporate Bond Fund                                   $2,976               $3,465                       $3,829
Government Bond Fund                                  $6,031               $2,101                       $1,065
California Bond Fund                                  $2,491               $3,045                       $5,439
High Yield Bond Fund                                 $51,766              $48,792                      $54,524
Prime Money Fund                                  $2,124,364           $1,270,728                     $67,3413
Government Money Fund                             $4,048,557           $3,840,181                   $3,671,171
California Money Fund                             $1,317,072           $1,325,104                   $1,114,091


* These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. For the fiscal years ended September 30, 2007, 2006 and 2005, CNB paid CNS $927, $3,513 and $3,424, respectively, with respect to Technology Growth Fund shares.


                               DEALER COMMISSIONS

The Distributor receives a sales charge on purchases of Class R shares of the Small Cap Value Fund, some or all of which is reallowed to retail dealers, as follows:



        Your investment                             Dealer Commission as a %
                                                    of offering price
        Less than $50,000                           3.50%
        $50,000 but less than $100,000              3.00%
        $100,000 but less than $200,000             2.50%
        $200,000 but less than $300,000             2.00%
        $300,000 but less than $500,000             1.00%
        $500,000 or more                            None

                                    EXPENSES


The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and, or other industry association membership dues. In its role as investment manager, CNAM, Inc. has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described in the Prospectuses.


                                 CODE OF ETHICS

Each of the Trust, the Investment Manager, the Sub-Advisers and the Distributor has adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings or described below.

The Investment Manager and the Administrator receive information regarding the Fund's portfolio holdings on a daily basis, and have the ability to disclose such information to other persons. No later than 65 days after the end of each first and third fiscal quarter of the Trust, the Administrator includes lists of the Funds' complete portfolio holdings as of the end of such quarter on the Trust's website. The Trust also files the Funds' complete portfolio schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust's second and fourth fiscal quarters, lists of the Funds' complete portfolio holdings will be made available in the Funds' annual and semi-annual reports, which will be mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports will also be available on the Trust's website. Certain other general information regarding the portfolio holdings of the Funds may also be made available to the general public, with the prior approval of management of the Trust, by posting to the Trust's website(s) ten calendar days after the end of each month, subject to a 31-day lag from the date of the information.

Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Trust's portfolio holdings may be disclosed to any third party except for the following disclosures, which are generally made by the Investment Manager or the Administrator: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Trust; (4) pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the "CCO") of the Trust. Procedures to monitor the use of any non-public information by entities under item (3) above will include (a) annual written certifications relating to the confidentiality of such information or (b) conditioning the receipt of such information upon the recipient's written agreement to maintain the confidentiality of the information and not to trade based on the information. Any disclosure made pursuant to item (5) above will be reported to the Board at its next regular meeting.

As of January 25, 2008, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the
Trust: (i) the Investment Manager, Administrator and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Trust's portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor's, and Bloomberg L.P. pursuant to agreements under which each fund's portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust's website.

The release of all non-public information by the Trust is subject to confidentiality requirements which the Board of Trustees has determined are adequate to safeguard the Fund and its shareholders from improper disclosure of portfolio holdings information. The Investment Manager's Code of Ethics prohibits all of its employees from communicating material non-public information to others in violation of law or entering into any transaction based on material non-public information. Each of the Administrator and Institutional Shareholder Services is required to keep confidential all information related to the Trust pursuant to its respective service agreement. The Trust's custodian, independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust currently provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Trust's website.

Neither the Trust nor any of its investment advisers, sub-advisers or any other person may receive compensation in connection with the disclosure of information about the Trust's portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of any of the Trust's investment advisers, sub-advisers, distributor, or any affiliated person of the Trust or any of its investment advisers, sub-advisers or distributor, the CCO will make a determination in the best interests of the Fund's shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust's portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.


                                  PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the "Policy"), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager's general management of the Funds, subject to the Board's continuing oversight. The Investment Manager, in accordance with the Policy, has further delegated the responsibility for voting proxies of the Small Cap Value Fund to RCB.

A conflict of interest may be deemed to occur when CNAM, Inc. or RCB or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise CNAM, Inc.'s or RCB's independence of judgment and action in judging the proxy. If such a conflict occurs, CNAM, Inc. or RCB is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Whenever the Multi-Asset Fund is requested to vote on any matter submitted to shareholders of an Underlying Fund, the Multi-Asset Fund will cast its votes, as a shareholder of the Underlying Fund, in proportion to the votes received by the Underlying Fund from all other shareholders of the Underlying Fund.


Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds' website at www.cnicharterfunds.com, and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Certain information regarding the proxy voting policies of CNAM, Inc. and RCB is summarized below.

CNAM, Inc.

CNAM, Inc. has hired Institutional Shareholder Services ("ISS"), a third-party proxy voting service, to vote proxies on its behalf, and has adopted ISS' proxy voting guidelines. CNAM, Inc. has instructed ISS to vote proxies on its behalf in accordance with these guidelines and to vote (a) any issue or proposal designated in the guidelines to be voted on a "case by case basis" and (b) any issue or proposal not listed in the guidelines according to ISS' recommendation.

CNAM, Inc. reserves the right to withdraw any proxy item from ISS and to vote the proxy item, if CNAM, Inc. determines that no material conflict of interest exists. Such proxy item will be submitted to CNAM, Inc.'s Management Committee, which will determine the vote for each of the proposals in a manner consistent with the Funds' best interests. If CNAM, Inc. determines that a material conflict of interest exists, the Management Committee will not vote and the proxy item will be returned to ISS for voting in accordance with ISS' guidelines.

ISS's general positions on various proposals are as follows:

1. ISS votes on director nominees on a case-by-case basis, examining factors including independence of the board and its committees, attendance at board meetings, corporate governance provisions and takeover activity, and long-term company performance. ISS votes against proposals to classify the board, for shareholder proposals that a majority or more of directors be independent unless the board composition already meets ISS' threshold for independence, and for shareholder proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors.

2. ISS votes against proposals to restrict or prohibit shareholder ability to take action by written consent or to call special meetings, proposals to require supermajority shareholder votes and proposals to eliminate cumulative voting. ISS votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

3. ISS votes with respect to compensation plans on a case-by-case basis, using methodology based primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). ISS also votes with respect to the following issues on a case-by-case basis: management proposals seeking approval to reprice options, votes on employee stock purchase plans, and all other shareholder proposals regarding executive and director pay.

4. ISS generally votes for proposals to ratify auditors, unless an auditor is not independent, fees for non-audit services are excessive, or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

RCB

RCB's Operations Department, in consultation with its Chief Investment Officer, is ultimately responsible for ensuring that all proxies received by RCB are voted in a timely manner. RCB considers each proxy issue individually and on a case-by-case basis. It is RCB's policy to vote in favor of those proposals which advance the sustainable economic value of the companies, and thus of the shareholders whose securities it holds.

If a proxy proposal raises a material conflict of interest, RCB will disclose the conflict to the Trust and obtain its consent to the proposed vote prior to voting the securities.

RCB's general positions on various proposals are as follows:

1. RCB generally votes against issues that seek to entrench the board of directors and management of a company through anti-takeover measures, staggered board terms, super-majority requirements and poison pill provisions.

2. RCB is highly sensitive to any measures that potentially dilute shareholder interests through new security issuance or excessive management compensation through equity gifting.

3. RCB will not vote in favor of any "social" issues unless it deems that such issues directly advance shareholder value.

4. RCB generally votes in favor of measures that provide shareholders with greater abilities to nominate directors, hold directors and management accountable for performance, and allow shareholders to directly vote on takeover proposals by third parties.

                               GENERAL INFORMATION


The Trust was organized as a statutory trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each series offers two classes of shares (Class N and Institutional Class), other than (a) the Money Funds, which also offer Class S shares, and (b) the Small Cap Value Fund, which also offers Class R shares. Currently, the Trust offers shares of sixteen series, including the eleven series described in this SAI. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.


The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the "Declaration") and the Bylaws of the Trust (the "Bylaws"), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of January 23, 2008, the following shareholders are deemed to control the indicated Funds by virtue of owning more than 25% of the outstanding shares of such Funds. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the indicated Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

                Fund                                 Shareholder                          % of Fund
California Tax Exempt Money Market    National Financial Services, LLC                     52.78%
Fund                                  Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500


                                      City National Bank                                   25.24%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


Government Money Market Fund          National Financial Services, LLC                     32.19%
                                      Attn: Frank Bertola

                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500


                                      City National Bank                                   54.38%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Government Bond Fund                  City National Bank                                   25.40%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

                                      City National Bank                                   48.49%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Corporate Bond Fund                   City National Bank                                   61.94%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Large Cap Growth Equity Fund          City National Bank                                   36.62%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

California Tax Exempt Bond Fund       City National Bank                                   32.26%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

                                      City National Bank                                   45.07%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Prime Money Market Fund               City National Bank                                   25.24%
                                      Fiduciary for Various Accounts
                                      Attn: Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA 90060-0520

                                      City National Bank                                   26.07%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Multi-Asset Fund                      City National Bank                                   33.81%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds

                                      PO Box 60520
                                      Los Angeles, CA  90060-0520



As of January 23, 2008, the following shareholders were known by the Funds to own of record (with sole or shared voting or investment power) 5% or more of the outstanding shares of any class of any of the Funds.


                Fund                                 Shareholder                         % of Class


Prime Money Market Fund,              National Financial Services, LLC                     18.57%
Institutional Class                   Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500

Prime Money Market Fund,              City National Bank                                   81.40%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Government Money Market Fund,         City National Bank                                   99.82%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

California Tax Exempt Money Market    City National Bank                                   99.99%
Fund, Institutional Class             Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

High Yield Bond Fund, Institutional   City National Bank                                    9.45%
Class                                 PO Box 60520
                                      Los Angeles, CA 90060-0520

High Yield Bond Fund, Institutional   City National Bank                                   24.64%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

High Yield Bond Fund, Institutional   City National Bank                                   54.48%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

California Tax Exempt Bond Fund,      City National Bank                                   20.74%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

California Tax Exempt Bond Fund,      City National Bank                                   33.07%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds

                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

California Tax Exempt Bond Fund,      City National Bank                                   46.19%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      P. O. Box 60520
                                      Los Angeles, CA 90060-0520

Large Cap Value Equity Fund,          City National Bank                                    6.25%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Large Cap Value Equity Fund,          City National Bank                                    10.15%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Large Cap Value Equity Fund,          City National Bank                                   19.65%
Institutional Class                   PO Box 60520
                                      Los Angeles, CA 90060-0520

Large Cap Value Equity                City National Bank                                   25.02%
Fund, Institutional Class             Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Large Cap Growth Equity Fund,         City National Bank                                    5.52%
Institutional Class                   PO Box 60520
                                      Los Angeles, CA 90060-0520

Large Cap Growth Equity Fund,         City National Bank                                   16.27%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Large Cap Growth Equity Fund,         City National Bank                                   27.69%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Large Cap Growth Equity               City National Bank                                   49.77%
Fund, Institutional Class             Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Corporate Bond Fund, Institutional    City National Bank                                   13.55%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Corporate Bond Fund, Institutional    City National Bank                                   20.66%
Class                                 Fiduciary for Various Accounts



                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


Corporate Bond Fund, Institutional    City National Bank                                   62.69%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


Government Bond Fund, Institutional   City National Bank                                   18.63%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520



Government Bond Fund, Institutional   City National Bank                                   26.52%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Government Bond Fund, Institutional   City National Bank                                   50.62%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Multi-Asset Fund                      City National Bank                                   11.35%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Multi-Asset Fund                      City National Bank                                   13.15%
Institutional Class                   PO Box 60520
                                      Los Angeles, CA 90060-0520

Multi-Asset Fund                      City National Bank                                   74.41%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Multi-Asset Fund                      NFS LLC FEBO                                          5.33%
Class N                               Bruce Barnett
                                      503 Red River Rd
                                      Pasa Robles, CA 93446-4080

Multi-Asset Fund                      NFS LLC FEBO                                          5.49%
Class N                               Harold McCray
                                      10940 Wilshire Blvd Suite, 2150
                                      Los Angeles, CA 90024-3942

RCB Small Cap Value Fund,             City National Bank                                    8.46%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA 90060-0520

RCB Small Cap Value Fund,             City National Bank                                   43.39%



Institutional Class                   PO Box 60520
                                      Los Angeles, CA  90060-0520


RCB Small Cap Value Fund,             City National Bank                                   44.49%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA 90060-0520


High Yield Bond Fund, Class N         NFS LLC FEBO                                         25.86%
                                      The Angell Family Trust
                                      Perry Oretzky TTEE
                                      MM024
                                      10880 W. Wilshire Blvd. #920
                                      Los Angeles, CA  90024-4110


California Tax-Exempt Bond Fund,      NFS LLC FEBO                                         12.47%
Class N                               Christine Brigagliano
                                      Oakland, CA 94611


California Tax-Exempt Bond Fund,      NFS LLC FEBO                                         42.84%
Class N                               Sarah F. Manson
                                      Los Angeles, CA  90049-2304


California Tax Exempt Bond Fund,      NFS LLC FEBO                                         12.18%
Class N                               Markovic Tr
                                      Nandor Markovic
                                      U/A 01/01/89
                                      Beverly Hills, CA 90211-3502


California Tax Exempt                 NFS LLC FEBO                                         17.46%
Bond Fund, Class N                    Toni Howard
                                      MM012
                                      8383 Wilshire Blvd. #500
                                      Beverly Hills, CA 90211-2410


California Tax Exempt Bond Fund,      NFS LLC FEBO                                          7.28%
Class N                               Debra L Barach
                                      Encino, CA 91316-3710


Corporate Bond Fund, Class N          NFS LLC FEBO                                         20.11%
                                      Susan L Parker
                                      Laguna Hills, CA  92653-5889


Corporate Bond Fund, Class N          NFS LLC FEBO                                          7.62%
                                      Barbara Rubin Foundation
                                      Goleta, CA 93117-1772


Corporate Bond Fund, Class N          NFS LLC FEBO                                          8.65%
                                      Michael G Wood Revocable Trust
                                      Michael G Wood
                                      U/A 10/09/1998
                                      Chula Vista, CA 91915-2183


Government Bond,                      NFS LLC FEBO                                         41.90%
Class N                               West Branch Regional Medical C
                                      2463 SO M-30
                                      West Branch, MI 48661


Government Bond,                      NFS LLC FEBO                                          7.63%
Class N                               FBO Peter Swearingen


                                      PO Box 3921
                                      Beverly Hills, CA 90212-0921



Prime Money Market Fund, Class N      National Financial Services, LLC                     42.41%
                                      Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500


Prime Money Market Fund, Class N      City National Bank                                   57.59%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


Government Money Market Fund, Class   National Financial Services, LLC                     62.82%
N                                     Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500


Government Money Market Fund, Class   City National Bank                                   37.18%
N                                     Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


California Tax Exempt Money Market    National Financial Services, LLC                     79.40%
Fund, Class N                         Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500


California Tax Exempt Money Market    City National Bank                                   20.60%
Fund, Class N                         Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


Small Cap Value Fund, Class N         NFS LLC FEBO                                          9.56%
                                      Robert D. Beyer TTEE
                                      Beyer Chdrns TR Partshp
                                      U/A 8/30/96
                                      P.O. Box 49975
                                      Los Angeles, CA  90049


Prime Money Market Fund, Class S      City National Bank                                    100%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


Government Money Market Fund, Class   City National Bank                                    100%
S                                     Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


California Tax Exempt Money Market    City National Bank                                    100%
Fund, Class S                         Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

As of January 23, 2008, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of each Fund.


                             PERFORMANCE INFORMATION

As noted in the Prospectuses, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Funds' 30-day yields are calculated according to a formula prescribed by the SEC, expressed as follows:

                                        YIELD = 2[(1+[a-b]/cd)(6) - 1]


         Where:        a        =       dividends and interest earned during the period.

                       b        =       expenses accrued for the period (net of reimbursement).

                       c        =       the average daily number of shares outstanding during the period that were entitled to receive dividends.

                       d        =       the maximum offering price per share on the last day of the period.


For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.


Current yield reflects the interest income per share earned by the Money Market Funds' investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).


Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the Securities and Exchange Commission formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

Investors should recognize that, in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Funds. In periods of rising interest rates, the opposite result can be expected to occur.

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for the California Bond Fund and California Money Fund is computed by dividing that portion of the current yield (or effective yield) of the Fund (computed for the Funds as indicated above) that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax-exempt. Assuming a California tax rate of 9.3% and a federal tax rate of 35% the effective tax rate based on the combination of the state and federal rates is 41.05%. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                 P(1 + T)n = ERV

     Where:     P        =       a hypothetical initial payment of $1,000.


                T        =       average annual total return.


                n        =       number of years.

                ERV     =        Ending Redeemable Value of a hypothetical
                                 $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund's inception of operations. A Fund's "average annual total return after taxes on distributions" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                      P(1 + T)n = ATVD

         Where:      P        =       a hypothetical initial payment of $1,000.


                     T        =       average annual total return (after taxes
                                      on distributions).


                     n        =       number of years.

                     ATVD = ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund's inception of operations. A Fund's "average annual total return after taxes on distributions and redemption" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                       P(1 + T)n = ATVDR

         Where:       P        =       a hypothetical initial payment of $1,000.


                      T        =       average annual total return (after taxes
                                       on distributions and redemption).


                      n        =       number of years.

                      ATVDR    =       ending value of a hypothetical
                                       $1,000 investment made at the
                                       beginning of a l-, 5- or 10-year
                                       period at the end of a l-, 5- or
                                       10-year period (or fractional
                                       portion thereof), after taxes on
                                       Fund distributions and redemption,
                                       assuming reinvestment of all
                                       dividends and distributions and
                                       complete redemption of the
                                       hypothetical investment at the end
                                       of the measuring period.

                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Equity and Bond Funds may be purchased and redeemed on days when the New York Stock Exchange (the "NYSE") is open for business. Currently, the weekdays that the NYSE recognizes as holidays and is closed are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Money Funds may be purchased and redeemed on days when the NYSE and the Federal Reserve Bank of New York (the "Federal Reserve") are open for business. The Funds reserve the right to open for business on days that the NYSE is closed but the Federal Reserve is open. Purchases and redemptions will be made in full and fractional shares.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds (other than the Small Cap Value
Fund) subject to the satisfaction of enhanced due diligence. The Small Cap Value Fund does not accept investments by non-U.S. persons.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your "Authorized Institution") will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds' net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of:

(1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

                                OTHER INFORMATION

The Prospectuses of the Funds and this SAI do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


In 2000, the Board of Trustees approved a change in the Trust's fiscal year-end from October 31, to September 30. Audited financial statements for the Funds contained in the Annual Reports to Shareholders of the Funds for the fiscal year ending September 30, 2007, are available on request and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report on the authority of KPMG as experts in accounting and auditing.



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


Audited financial statements for the RCB Predecessor Fund contained in the Annual Report to Shareholders of the RCB Predecessor Fund for the fiscal periods ending September 30, 2001 and June 30, 2001, are available on request and are incorporated herein by reference.


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



                  APPENDIX A - RATINGS OF INVESTMENT SECURITIES



Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's") and Fitch Ratings ("Fitch").


Standard & Poor's Rating Group


Long Term Credit Ratings

         AAA Obligations rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A Obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

         BBB Obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB Obligations rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B Obligations rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC Obligations rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC Obligations rated CC are currently highly vulnerable to nonpayment.

         C The rating C is typically applied to situations where a bankruptcy petition or similar action has been filed but payments on the obligation are being continued, or to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently being paid.

         D Obligations rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.


Short Term Credit Ratings

         An S&P short term credit rating is a current assessment of the likelihood of timely payment of obligations having an original maturity of no more than 365 days, including commercial paper.


         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.


         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have an adequate capacity for timely payment. While they have adequate protection parameters, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B-1 Issues carrying this designation are regarded as having significant speculative characteristics, but the relative capacity for timely payment is a relatively strong.

         B-2 Issues carrying this designation also are regarded as having significant speculative characteristics, and the relative capacity for timely payment is average compared to other speculative-grade obligors.

         B-3 Capacity for timely payment on obligations with this designation is relatively weaker compared to other speculative-grade obligors.

         C This designation is assigned to short-term obligations with doubtful capacity for payment absent favorable business, financial and economic conditions.


         D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc.


Long-Term Obligation Ratings

         Aaa Obligations which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Obligations which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


         A Obligations which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such obligations lack outstanding investment characteristics and, in fact, may have speculative characteristics as well.

         Ba Obligations which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes obligations in this class.

         B Obligations which are rated B generally lack the characteristics of a desirable investment, i.e., they are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Obligations which are rated Caa are judged to be of poor standing. Such issues have present elements of danger with respect to principal or interest.

         Ca Obligations which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings with some prospect of recovery of principal and interest.

         C Obligations which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.


Short Term Ratings

         Moody's short-term ratings are assigned to issues, short-term programs or individual short-term debt instruments generally having an original maturity not exceeding 13 months, unless explicitly noted.

         P-1 Issuers (or related supporting institutions) rated Prime-1are the highest rating assigned by Moody's. Issuers must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.


         P-2 Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         P-3 Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         NP Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings

Long-Term Credit Ratings


         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.


         AAA Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by reasonably foreseeable events.

         AA Obligations rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because obligations rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for obligations with higher ratings.

         BB Obligations rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Obligations rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC Obligations rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Obligations rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C Obligations rated C are in imminent default in payment of interest or principal.

         RD Issuers of obligations rated RD have failed to make interest and/or principal payments (within the applicable grace period) on some material financial obligations, but continue to honor other classes of obligations.

         D Obligations rated D are in actual default of interest and/or principal payments on all of its financial obligations. Such obligations are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA long-term category, categories below CCC or short-term ratings below F-1.


Short-Term Ratings


         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of less than 13 months for most obligations (including commercial paper, certificates of deposit, medium-term notes, and investment notes) or up to three years for public finance.

         Although the credit analysis is similar to Fitch's long-term rating analysis, the short-term rating places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

         F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


         B Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         C High default risk. Issues assigned this rating carry a real possibility of default since capacity for meeting financial commitments is solely reliant on a sustained, favorable business and economic environment.

         D Default. Entities or sovereigns assigned this rating have defaulted on payment of all of their financial obligations.